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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043

(Address of principal executive offices) (Zip code)

John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 587-3400

Date of fiscal year end: June 30, 2022

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC ALLOCATION FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

SEMI-ANNUAL REPORT

December 31, 2021
(Unaudited)

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Allocation Fund	2
Hussman Strategic Total Return Fund	3
Hussman Strategic International Fund	4
Letter to Shareholders	5
Portfolio Information	17
Schedules of Investments
Hussman Strategic Growth Fund	20
Hussman Strategic Allocation Fund	33
Hussman Strategic Total Return Fund	46
Hussman Strategic International Fund	50
Statements of Assets and Liabilities	59
Statements of Operations	61
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	63
Hussman Strategic Allocation Fund	64
Hussman Strategic Total Return Fund	65
Hussman Strategic International Fund	66
Financial Highlights
Hussman Strategic Growth Fund	67
Hussman Strategic Allocation Fund	68
Hussman Strategic Total Return Fund	69
Hussman Strategic International Fund	70
Notes to Financial Statements	71
About Your Funds’ Expenses	97
Other Information	99
Privacy Notice	100

Hussman Strategic Growth Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Growth Fund versus the S&P 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(0.23%)	(2.49%)	(2.52%)	(6.10%)	0.44%
S&P 500 Index	28.71%	26.07%	18.47%	16.55%	7.72%

(a)

Hussman Strategic Growth Fund invests primarily in stocks listed on the New York, American, and NASDAQ exchanges and varies its investment exposure to market fluctuations depending on market conditions. The S&P 500 Index is an index of large capitalization stocks. However, the Fund may invest in securities that are not included in the S&P 500 Index and there are no restrictions as to the market capitalization of companies in which the Fund invests. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, and does not reflect the impact of hedging transactions on the Fund’s overall investment performance. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution. Performance data presented using log scale. Each segment on the vertical axis represents an equivalent percentage change.

(b)	The Fund commenced operations on July 24, 2000.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2022 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.15% annually of the Fund’s average daily net assets.

1

Hussman Strategic Allocation Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Allocation Fund
versus Benchmark Fixed Allocation Composite(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	Since Inception(b)
Hussman Strategic Allocation Fund(c)(d)	7.22%	7.48%
Benchmark Fixed Allocation Composite(a)	15.81%	16.58%

(a)

Benchmark Fixed Allocation Composite represents the gross investment performance of a portfolio that is invested in securities included in three separate indices, weighted as follows: 60% S&P 500 Index, 30% Bloomberg U.S. Treasury Unhedged Index and 10% Bloomberg U.S. Treasury Bills Index. The Composite represents an investment approach that invests a fixed percentage of assets in stocks, bonds, and money market securities, with little or no variation. The Fund may invest in securities that are not included in the indices that comprise the Composite.

(b)	The Fund commenced operations on August 27, 2019.
(c)	Returns do no reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemptions of Fund shares.
(d)

The Advisor has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2022 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the semi-annual period ended December 31, 2021 would have been 2.18%.

2

Hussman Strategic Total Return Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Bloomberg U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	1.21%	7.92%	5.24%	2.88%	4.88%
Bloomberg U.S. Aggregate Bond Index	(1.54%)	4.79%	3.57%	2.90%	4.10%

(a)

The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2022 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 0.75% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the semi-annual period ended December 31, 2021 would have been 0.76%.

3

Hussman Strategic International Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	(5.12%)	(0.52%)	(1.04%)	(1.30%)	(1.04%)
MSCI EAFE Index	11.26%	13.54%	9.55%	8.03%	6.16%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2021, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund is not required to invest in each of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index. In addition, the Fund varies its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on December 31, 2009.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2022 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the semi-annual period ended December 31, 2021 would have been 3.30%.

4

The Hussman Funds
Letter to Shareholders	February 11, 2021

Dear Shareholder,

The U.S. stock market entered 2022 at the most steeply overvalued speculative extreme in the nation’s history. Based on the gauges that we find best-correlated with actual subsequent total returns for the Standard & Poor’s 500 Index across a century of market cycles, the S&P 500 stood nearly 3.6 times the level of valuation that has historically been consistent with expected long-term market returns of 10% annually.

The chart below presents several of our most reliable valuation measures, each as a multiple to its own historical norm. The lines are nearly indistinguishable, and that is exactly the point. A color version of this chart is presented in the online version of this Semi-Annual Report (www.hussmanfunds.com).

Faced with short-term interest rates near zero, it may be reasonable for investors to expect stock market valuations to stand well-above their historical norms. It is also not impossible for the stock market to “grow its way out” of extreme valuations. The main difficulty with valuations at 3.6 times their historical norms is arithmetic. If these valuation measures were simply to touch those norms 30 years from today, prices would have to grow 4% slower than fundamentals, on average, during that period (1/3.6 ^ 1/30 – 1 = -4.18%). Given that S&P 500 revenues, nonfinancial gross value-added, and nominal GDP have all grown at a rate of only about 4% over the past

5

The Hussman Funds
Letter to Shareholders (continued)

10, 20, and 30 years, the same economic growth, coupled with that 4% valuation headwind, would combine to leave the S&P 500 Index unchanged over those 30 years.

Indeed, even at the 2000 bubble peak – which was followed by nearly 12 years of negative S&P 500 total returns – these same valuation measures stood an average of “only” 2.5 times their historical norms. Now, as then, we estimate that these valuation extremes will be followed by more than a decade of negative total returns for the S&P 500. To avoid such an outcome, investors must rely on valuations to sustain a “permanently high plateau.”

It bears repeating that the S&P 500 lagged Treasury bills from 1929-1947, 1966-1985, and 2000-2013. These spans comprise 50 years out of an 84-year period. When the investment horizon begins at extreme valuations, and does not end at the same extremes, the retreat in valuations acts as a headwind that consumes the return that would otherwise be provided by dividends and growth in fundamentals.

It is common for investors to “justify” current valuation extremes by appealing to low interest rates and elevated profit margins, and it is true that these factors often accompany steep market valuations. However, once extreme market valuations have been established, neither low interest rates nor high profit margins have been enough to prevent the dismal long-term market returns that have historically followed. Moreover, much of the recent expansion in corporate profit margins reflects the impact of temporary pandemic-related deficits, as every deficit of government must, in equilibrium, emerge as a surplus to some other sector.

In my view, the financial markets presently have little to do with “investment” – at least not by Benjamin Graham’s definition as “an operation that, upon thorough analysis, promises safety of principal and an adequate return.” It may be true that zero interest rates provide investors “no alternative” but to speculate. But as Graham emphasized, there are many ways in which speculation can be unintelligent. The first of these is speculating when one believes one is investing. Accepting exposure to market risk in a steeply overvalued market requires historically-informed criteria, position limits, and safety nets to be anything other than unintelligent speculation.

On that front, despite what I view as the broadest and most extreme level of market overvaluation in history, we have made adaptations to our discipline in recent years to navigate this environment. We can even allow for the unlikely possibility that it will continue indefinitely, and valuations will never again revisit their historical norms.

6

The Hussman Funds
Letter to Shareholders (continued)

“Investment” and “speculative” opportunities – and their associated risks – constantly evolve as market conditions change. We gauge “investment merit” by valuation – the relationship between the price of a security and the long-term stream of expected cash flows that we expect that security to deliver over time. In contrast, speculation is concerned mainly with changes in price, and rests heavily on investor psychology. When investors are inclined to speculate, they tend to be indiscriminate about it, so we gauge “speculative merit” based on the uniformity or divergence that we observe across thousands of individual securities, industries, sectors, and security-types, including debt securities of varying creditworthiness. Since 1988, this measure of “market internals” has remained our most reliable gauge of speculation versus risk-aversion.

Our investment discipline is to align our market outlook with the measurable, observable conditions that we define. For example, we seek to be more constructive when valuations are depressed and more defensive when they are elevated. We seek to be more constructive – not bearish – when market internals are uniformly favorable. We want to be more defensive – not leveraged or completely unhedged – when market internals are deteriorating or divergent. We want to be more constructive after sharp market declines when short-term price behavior is “compressed,” and more defensive after sharp market advances when short-term price behavior is “overextended.”

The main adaptation that unprecedented Federal Reserve policies required of our own discipline in this cycle was to abandon our pre-emptive bearish response to historically-reliable “limits” to speculation, and to instead prioritize the condition of market internals. Essentially, we became content to gauge the presence or absence of speculation or risk-aversion, without assuming that there remains any well-defined limit to either.

A more recent – though minor – adaptation has been to adopt a slightly more permissive threshold in our gauge of market internals when interest rates are near zero and certain measures of risk-aversion are well-behaved. Given that we use market internals to gauge speculative psychology, a more permissive threshold captures the idea that zero-interest monetary policy boosts the implications of a given improvement in market internals. We expect that the main effect of that adaptation will be to promote an earlier and more constructive shift following material market losses.

In short, we have made considerable efforts to find ways to move away from a persistently defensive position, despite historically unprecedented valuations. I expect these adaptations to result in more frequent opportunities to accept market exposure, coupled with position limits and safety nets to constrain risk – even if market valuations

7

The Hussman Funds
Letter to Shareholders (continued)

remain extreme and continue to imply poor long-term stock market returns. These adaptations fall into what Ben Graham would describe as “intelligent speculation” – disciplined, historically-informed, and kept within careful limits.

Fund Performance

Amid extreme valuations and measurable deterioration in market action suggesting growing risk-aversion among investors, we adopted an increasingly defensive investment stance during the second half of 2021, particularly late in the year. Although the S&P 500 declined by -9.8% in the early weeks of 2022, this decline has done little to-date to relieve the extremes that we continue to observe.

Strategic Growth Fund

For the year ended December 31, 2021, the total return of Strategic Growth Fund was -0.23%, compared with a total return of 28.71% for the S&P 500 Index.

Strategic Allocation Fund

For the year ended December 31, 2021, the total return of Strategic Allocation Fund was 7.22%, compared with a total return of 15.81% in the benchmark fixed allocation composite index which is weighted 60% S&P 500 Index, 30% Bloomberg U.S. Treasury Unhedged Index and 10% Bloomberg U.S. Treasury Bills Index.

Strategic Total Return Fund

For the year ended December 31, 2021, the total return of Strategic Total Return Fund was 1.21%, compared with a total return of -1.54% for the Bloomberg U.S. Aggregate Bond Index.

Strategic International Fund

For the year ended December 31, 2021, the total return of Strategic International Fund was -5.12%, compared with a total return of 11.26% in the MSCI EAFE Index.

Portfolio Composition

As of December 31, 2021, Strategic Growth Fund had net assets of $357,727,617, and held 280 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (19.3%), health care (17.5%), technology (15.4%), consumer staples (14.0%), financials (11.9%), communications (9.5%) and materials (5.4%). The smallest sector holdings as a percent of net assets were industrials (4.0%), energy (3.5%), real estate (1.4%), exchange-traded funds (0.9%) and utilities (0.4%).

8

The Hussman Funds
Letter to Shareholders (continued)

Strategic Growth Fund’s holdings of individual stocks and ETFs as of December 31, 2021 were valued at $368,913,180. Against these stock positions, the Fund also held 425 option combinations (long put option/short call option) on the S&P 500 Index, 15 long put option contracts on the S&P 500 Index and 700 option combinations on the Russell 2000 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On December 31, 2021, the S&P 500 Index closed at 4,766.18, while the Russell 2000 Index closed at 2,245.313. The Fund’s total hedge therefore represented a short position of $366,883,830, thereby hedging 99.4% of the dollar value of the Fund’s investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following equity holdings achieved gains in excess of $1 million during the six months ended December 31, 2021: Clearfield, Macy’s, United Natural Foods, Stamps.com and Customers Bancorp. Equity holdings with a loss in excess of $1 million during this period were recognized in AMC Networks, ViacomCBS, Express, Cambium Networks, Inogen, Big Lots, Sleep Number, Jazz Pharmaceuticals and Sage Therapeutics.

As of December 31, 2021, Strategic Allocation Fund had net assets of $19,725,473 and held 278 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (13.4%), health care (12.3%), technology (11.1%), consumer staples (9.8%), financials (8.2%), and communications (6.8%). The smallest sector weights were materials (3.9%), industrials (2.7%), energy (2.4%), real estate (1.0%), exchange-traded funds (0.5%) and utilities (0.2%). Treasury notes and money market funds represented 42.6% of the Fund’s net assets.

Strategic Allocation Fund’s holdings of individual stocks and ETFs as of December 31, 2021 were valued at $14,262,881, representing 72.3% of the Fund’s net assets. Against these stock positions, the Fund also held 15 option combinations (long put option/short call option) on the S&P 500 and 25 option combinations on the Russell 2000 Index. The notional value of this hedge was $12,762,553, hedging 89.5% of the value of equity investments held by the Fund. The Fund’s holdings in long-term Treasury obligations represented 10.3% of the Fund’s net assets.

In Strategic Allocation Fund, during the six months ended December 31, 2021, the only individual equity with a portfolio gain in excess of $50,000 was Clearfield. Individual equity portfolio losses in excess of $50,000 during this period were recognized in AMC Networks and ViacomCBS.

9

The Hussman Funds
Letter to Shareholders (continued)

As of December 31, 2021, Strategic Total Return Fund had net assets of $270,917,498. Treasury notes, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 73.0% of the Fund’s net assets. Sector holdings of equities as a percent of net assets were precious metals shares (13.8%), exchange-traded funds (5.0%), energy (3.7%), utilities (3.1%), and real estate (1.2%).

In Strategic Total Return Fund, during the six months ended December 31, 2021, the following holdings achieved portfolio gains in excess of $250,000: U.S. Treasury Note (0.625%, due 8/15/2030), Newmont Mining, U.S. Treasury Inflation Note (0.125%, due 1/15/2031), SM Energy and AngloGold Ashanti ADR. Portfolio losses in excess of $250,000 during this period were recognized in Nabors Industries, U.S. Treasury Note (1.50%, due 8/15/2026), Laredo Petroleum, Barrick Gold, U.S. Treasury Note (2.00%, due 5/31/2024), Coeur Mining and Royal Gold.

As of December 31, 2021, Strategic International Fund had net assets of $14,206,590 and held 170 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (19.5%), financials (13.8%), communications (13.1%), industrials (10.6%), technology (9.0%), health care (7.9%), consumer staples (7.2%) and materials (5.2%), The smallest sector weights were utilities (1.9%), real estate (1.8%) and energy (1.1%). Investment in shares of money market funds accounted for 2.5% of net assets.

Strategic International Fund’s holdings of individual stocks as of December 31, 2021 were valued at $12,952,301. In order to hedge the impact of general market fluctuations, as of December 31, 2021, Strategic International Fund was long 8 put option contracts on the S&P 500 Index and short 75 futures on the Mini MSCI EAFE Index. The notional value of this hedge was $12,573,207, hedging 97.1% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While Strategic International Fund’s investment portfolio is diversified and the Fund’s performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through December 31, 2021. Individual equity holdings having portfolio gains in excess of $40,000 during the six months ended December 31, 2021 included Clas Ohlson AB, Swedish Orphan Biovitrum, Hornbach Holding AG and Iliad SA. Equity holdings with portfolio losses in excess of $40,000 during this period were recognized in Enigmo and Draegerwerk AG.

10

The Hussman Funds
Letter to Shareholders (continued)

Supplementary performance information for the Funds is available on the Hussman Funds website: www.hussmanfunds.com

Current Outlook

In recent months, inflation pressures have become pronounced, with U.S. consumer price inflation reaching 7.5% by January 2022. Given that the rate of unemployment has declined to 4%, there is growing pressure on the Federal Reserve to step back from its aggressively easy monetary policy stance. Yet because recent inflationary pressure seems partly driven by pandemic-related supply disruptions, some observers believe that tightening policy would amount to a “policy error.”

In my view, the most important issue facing the Fed here is not how quickly to taper its asset purchases, or when the next rate hike should occur. The real problem for the Fed is that it has completely abandoned any semblance to a systematic policy framework, in apparent preference for a purely discretionary one. The “policy error” of the Fed is long behind us. It can be measured by the gap between what the Fed has actually done, and what any reasonable basket of systematic policy guidelines would have suggested instead.

Systematic policy means that monetary policy variables are correlated with, and informed by, current, lagged, and projected data on output, employment, and inflation. There are numerous systematic policy benchmarks, or a basket of them, that could be used – even as very loose guidelines – to tether Fed policy decisions to observable data. It is easy to estimate whether deviations from systematic policy benchmarks have a large effect on subsequent economic activity – they do not. Yet the modern Federal Reserve has committed itself to operating monetary policy purely by discretion.

A systematic policy would allow individuals and financial markets to anticipate the general stance of monetary policy based on observable data. Instead, having taught the financial markets that they will be continually appeased, regardless of the long-term consequences, even a “taper” is now met with wails of surprise, crisis, and tantrum.

By relentlessly depriving investors of risk-free return over the past decade, the Federal Reserve has spawned an all-asset speculative bubble that we estimate will provide investors little but return-free risk over the coming decade.

11

The Hussman Funds
Letter to Shareholders (continued)

Understanding quantitative easing and zero-interest monetary policy

“Quantitative easing” is a simple operation with profound financial consequences. The Fed purchases interest-bearing Treasury securities from investors and replaces them with zero-interest base money (bank reserves and currency) which some investor must hold, at every moment in time, until the Fed removes it. When the Fed “increases its balance sheet,” it holds more Treasury securities as assets, and issues more base money as liabilities (see the top line of a dollar bill). As a result, the public holds fewer interest-bearing Treasury securities as assets, and more zero-interest base money instead.

Fed policy is not, and cannot be, “independent” of fiscal policy. When the government runs a deficit, it issues liabilities in return for goods and services. These liabilities must show up as somebody’s “savings” (which they received in return for producing goods and services that they did not consume). The government liabilities take the form of either Treasury securities or base money. Congress determines the size of the deficits, and thus the total quantity of government liabilities. The Fed determines how much of these liabilities must be held by the public as base money rather than Treasury securities. While Fed policy is often described as “pumping money into the economy,” it only exchanges interest-bearing government liabilities with zero-interest ones. These liabilities must be held by someone until they are retired.

Investors hold base money indirectly, mainly as bank deposits. The problem is that the only way for an investor to get rid of zero-interest base money is by trading it for something else – stocks for example. Yet the moment a share of stock is delivered from the seller to the buyer, the zero-interest base money goes from the buyer to the seller. In aggregate, someone still has to hold that zero-interest cash. It can change hands, but it can’t “go into” something else without coming right back “out.”

As long as investor psychology is not risk-averse (which we gauge using market internals), investors view zero-interest cash as an “inferior” asset rather than a desirable one. They seek riskier alternatives in the hope of avoiding “zero,” and seem to pay no attention to the valuation of these alternatives. This maddening psychological discomfort with “zero” is how the Fed has created what we view as the broadest and most extreme speculative financial bubble in history.

Just as every dollar of base money must be held by someone until it is retired, the same is true for stock certificates. Investors cannot “get out” of the stock market in aggregate – someone has to hold every share of stock outstanding. Market capitalization is nothing but the price at which the most recent buyer and seller traded even a single share, multiplied by the total number of shares outstanding. As

12

The Hussman Funds
Letter to Shareholders (continued)

of December 31, 2021, the market capitalization of U.S. financial and nonfinancial equities stood at nearly $68 trillion, almost three times the $24 trillion level of U.S. GDP. At the 2000 market peak, the record was about 1.9 times GDP. Indeed, the present ratio of U.S. market cap to GDP is nearly 50% above levels that were never observed prior to last year.

This bloated market capitalization is not “wealth.” It is simply the latest price multiplied by the number of shares outstanding. Ultimately, the wealth inherent in a security is the future stream of cash flows it will deliver to its holder, or series of holders, over time. Price fluctuations do not change those underlying cash flows. They only provide opportunities for the transfer of savings between investors. High valuations favor the sellers. Low valuations favor the buyers. Investors have never paid higher prices for those future cash flows or accepted prospective returns so low.

Put simply, the recent bubble has not changed national wealth, and a collapse will not change national wealth. The wealth is in the cash flows. What will change is the market capitalization. I suspect that the erasure of market cap in the coming years, and possibly the coming quarters, may be brutal. Still, no forecasts are required, and our own attention will remain on observable valuations, market internals, and other factors. Meanwhile, even if an investor sells at these extremes, the only thing that will change is who holds the bag.

Investing amid economic distortion

Probably the best way to characterize present economic and financial conditions is to recognize their distortion. During the recent pandemic, the U.S. government ran a deficit amounting to 19% of GDP. In equilibrium, every deficit of government must emerge as the saving of some other sector (households, corporations, or foreign countries). In aggregate, this saving must be held in precisely the same securities that the government issued in order to finance the deficit. This is not theory – it is arithmetic – and it provides insight into several features that we currently observe.

For example, by mathematical necessity, the enormous deficit of the U.S. government during the pandemic was matched by a mirror-image surplus in the sum of corporate earnings, personal savings, and the U.S. current account deficit (foreign savings). As the federal deficit has abated, personal savings have narrowed even more rapidly than the deficit itself, and enough to leave corporate profits intact. As the savings rate has collapsed, consumption expenditures have surged well-beyond the pre-pandemic trend. In my view, this demand from households has contributed to recent inflation pressure but has also contributed to a temporary and misleading elevation of corporate profit margins. Given that government deficits in the coming

13

The Hussman Funds
Letter to Shareholders (continued)

quarters are projected to contract further, the combination of smaller deficits and a diminished reservoir of household savings may place surprisingly strong downward pressure on corporate profits in the quarters ahead.

Meanwhile, many Wall Street narratives relating to inflation are simply inconsistent with historical evidence in U.S. data. For example, though stocks are often cited as desirable “inflation hedges” (securities that benefit from rising inflation), the fact is that the S&P 500 has historically lagged Treasury bills during periods when U.S. inflation was anywhere above 2% and rising (compared with the inflation rate 6 months earlier). Indeed, stocks have earned their reputation as “inflation hedges” primarily during periods when the rate of inflation is declining from previous highs.

Similarly, while precious metals have also behaved as inflation hedges over the long-term, shares of precious metals companies have historically enjoyed their strongest performance during periods when the economy is weak and nominal 10-year Treasury yields are declining. While we view the valuations of precious metals shares as relatively depressed, and all of the Hussman Funds currently hold investment positions in this sector, my impression is that the highest return/risk profile for precious metals shares is likely to accompany periods of economic weakness. This may be particularly true if economic weakness is accompanied by somewhat persistent inflation, yet reluctance on the part of the Federal Reserve to materially raise interest rates. This sort of “stagflationary” environment would align with my personal expectations, but nothing in our investment discipline relies on such an outcome.

As usual, no forecasts are necessary. Our investment discipline is to align our market outlook with measurable conditions including valuations, market internals, and the observable behavior of interest rates, inflation, and other factors. There is no question that we view stock market valuations as perilously high, and likely to be followed by more than a decade of negative total returns. Yet we constantly gauge the condition of investor psychology – speculative versus risk-averse – based on the uniformity of market internals across thousands of securities. Our investment approach does not require valuations to return to their historical norms, though we constantly hold that possibility in mind. We have broadened the range of conditions in which we expect to adopt a constructive market exposure, with position limits and safety nets that reduce the risk that we believe is inherent in a hypervalued market.

Emphatically, nothing in our investment discipline relies on a market collapse, or even any change in Federal Reserve policy. Although years of Fed-induced yield-seeking speculation forced us to abandon the view that recklessness has “limits,” our confidence in the core elements of our discipline has strengthened.

14

The Hussman Funds
Letter to Shareholders (continued)

For example, in Strategic Growth Fund, the performance of our stock selection approach has continued to outpace the S&P 500 Index in recent years. Indeed, excluding the impact of hedging, the stock selection approach of Strategic Growth Fund has outperformed the total return of the S&P 500 by an average of 341 basis points (3.41%) annually from its inception on July 24, 2000 through December 31, 2021.

Meanwhile, our valuation measures have remained well-correlated with actual subsequent market returns over the complete market cycle, and our key gauge of market internals has continued to distinguish periods of speculation from periods of risk-aversion and price vulnerability. Prior to the Federal Reserve’s experiment with zero interest rate policy, our hedging approach performed as intended – both contributing returns and reducing risk over the complete market cycle. I believe that our adaptations in recent years have restored that potential. These same elements were responsible for our gratifying performance over complete market cycles prior to quantitative easing. I expect that they will serve us well during the completion of the current cycle, and those in the future.

As always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. There is no assurance that the Hussman Funds will achieve their investment objectives. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. It is possible to lose money when investing in securities. Current performance may be higher or lower than the performance data quoted.

Periodic updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds and other financial markets are forward-looking statements based the analysis and reasonable beliefs of Hussman Strategic Advisors (the “Adviser”), which serves as the investment adviser

15

The Hussman Funds
Letter to Shareholders (continued)

of the Funds. They are not a guarantee of future performance and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for the opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

16

Hussman Strategic Growth Fund Portfolio Information
December 31, 2021 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Allocation Fund Portfolio Information
December 31, 2021 (Unaudited)

Asset Allocation (% of Net Assets)

17

Hussman Strategic Allocation Fund Portfolio Information (continued)
December 31, 2021 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Total Return Fund Portfolio Information
December 31, 2021 (Unaudited)

Asset Allocation (% of Net Assets)

18

Hussman Strategic International Fund Portfolio Information
December 31, 2021 (Unaudited)

Sector Allocation (% of Common Stocks)

Country Allocation (% of Common Stocks)

19

Hussman Strategic Growth Fund Schedule of Investments
December 31, 2021 (Unaudited)

COMMON STOCKS — 102.3%	Shares	Value
Communications — 9.5%
Advertising & Marketing — 0.4%
Omnicom Group, Inc.	20,000	$1,465,400

Cable & Satellite — 1.1%
Comcast Corporation - Class A	24,000	1,207,920
DISH Network Corporation - Class A (a)	25,000	811,000
Sirius XM Holdings, Inc.	325,000	2,063,750
		4,082,670
Entertainment Content — 2.4%
AMC Networks, Inc. - Class A (a)	80,000	2,755,200
Discovery, Inc. - Series A (a)	125,000	2,942,500
ViacomCBS, Inc. - Class B	100,000	3,018,000
		8,715,700
Internet Media & Services — 2.0%
Alphabet, Inc. - Class C (a)	500	1,446,795
Baidu, Inc. - ADR (a)	15,000	2,231,850
CarGurus, Inc. (a)	25,000	841,000
LifeMD, Inc. (a)	35,000	135,450
Pinterest, Inc. - Class A (a)	5,000	181,750
Shutterstock, Inc.	20,000	2,217,600
		7,054,445
Publishing & Broadcasting — 2.2%
Audacy, Inc. (a)	60,000	154,200
Gray Television, Inc.	150,000	3,024,000
Nexstar Media Group, Inc. - Class A	25,000	3,774,500
TEGNA, Inc.	50,000	928,000
		7,880,700
Telecommunications — 1.4%
AT&T, Inc.	75,000	1,845,000
Lumen Technologies, Inc.	75,000	941,250
Verizon Communications, Inc.	40,000	2,078,400
		4,864,650
Consumer Discretionary — 19.3%
Apparel & Textile Products — 0.2%
Carter’s, Inc.	5,000	506,100
Fossil Group, Inc. (a)	28,000	288,120
		794,220

20

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 102.3% (continued)	Shares	Value
Consumer Discretionary — 19.3% (continued)
Automotive — 0.7%
Harley-Davidson, Inc.	40,000	$1,507,600
Tenneco, Inc. - Class A (a)	100,000	1,130,000
		2,637,600
Consumer Services — 1.8%
Graham Holdings Company - Class B	6,000	3,778,980
Matthews International Corporation - Class A	12,000	440,040
Medifast, Inc.	2,500	523,575
Perdoceo Education Corporation (a)	25,000	294,000
Strategic Education, Inc.	6,000	347,040
Stride, Inc. (a)	25,000	833,250
		6,216,885
E-Commerce Discretionary — 1.2%
1-800-FLOWERS.COM, Inc. – Class A (a)	25,000	584,250
Amazon.com, Inc. (a)	250	833,585
eBay, Inc.	25,000	1,662,500
Etsy, Inc. (a)	5,000	1,094,700
		4,175,035
Home & Office Products — 1.3%
Hamilton Beach Brands Holding Company - Class A	50,000	718,000
iRobot Corporation (a)	25,000	1,647,000
Newell Brands, Inc.	25,000	546,000
Tempur Sealy International, Inc.	15,000	705,450
Tupperware Brands Corporation (a)	75,000	1,146,750
		4,763,200
Home Construction — 1.6%
Century Communities, Inc.	15,000	1,226,850
D.R. Horton, Inc.	10,000	1,084,500
Forestar Group, Inc. (a)	35,000	761,250
Lennar Corporation - Class A	5,000	580,800
LGI Homes, Inc. (a)	6,000	926,880
M/I Homes, Inc. (a)	20,000	1,243,600
		5,823,880
Leisure Facilities & Services — 0.6%
Brinker International, Inc. (a)	40,000	1,463,600
Domino’s Pizza, Inc.	1,000	564,330
		2,027,930

21

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 102.3% (continued)	Shares	Value
Consumer Discretionary — 19.3% (continued)
Leisure Products — 0.5%
Mattel, Inc. (a)	50,000	$1,078,000
Thor Industries, Inc.	7,500	778,275
		1,856,275
Retail - Discretionary — 11.1%
AutoZone, Inc. (a)	300	628,917
Bed Bath & Beyond, Inc. (a)	50,000	729,000
Big 5 Sporting Goods Corporation	25,000	475,250
Buckle, Inc. (The)	60,000	2,538,600
Chico’s FAS, Inc. (a)	150,000	807,000
Designer Brands, Inc. - Class A (a)	45,000	639,450
Dick’s Sporting Goods, Inc.	25,000	2,874,750
Duluth Holdings, Inc. - Class B (a)	100,000	1,518,000
Express, Inc. (a)	250,000	770,000
Foot Locker, Inc.	36,000	1,570,680
Gap, Inc. (The)	15,000	264,750
Genesco, Inc. (a)	40,000	2,566,800
Hibbett, Inc.	25,000	1,798,250
Kohl’s Corporation	50,000	2,469,500
Macy’s, Inc.	75,000	1,963,500
MarineMax, Inc. (a)	45,000	2,656,800
O’Reilly Automotive, Inc. (a)	1,000	706,230
Penske Automotive Group, Inc.	5,000	536,100
Qurate Retail, Inc. - Series A	140,000	1,064,000
Sally Beauty Holdings, Inc. (a)	150,000	2,769,000
Sleep Number Corporation (a)	35,000	2,681,000
Ulta Beauty, Inc. (a)	5,000	2,061,700
Urban Outfitters, Inc. (a)	50,000	1,468,000
Williams-Sonoma, Inc.	10,000	1,691,300
Zumiez, Inc. (a)	50,000	2,399,500
		39,648,077
Wholesale - Discretionary — 0.3%
Educational Development Corporation	60,000	535,200
Vera Bradley, Inc. (a)	75,000	638,250
		1,173,450

22

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 102.3% (continued)	Shares	Value
Consumer Staples — 14.0%
Beverages — 0.8%
National Beverage Corporation	40,000	$1,813,200
PepsiCo, Inc.	5,000	868,500
		2,681,700
Food — 6.3%
B&G Foods, Inc.	100,000	3,073,000
BellRing Brands, Inc. - Class A (a)	25,000	713,250
Campbell Soup Company	75,000	3,259,500
Fresh Del Monte Produce, Inc.	60,000	1,656,000
General Mills, Inc.	25,000	1,684,500
Herbalife Nutrition Ltd. (a)	25,000	1,023,250
J.M. Smucker Company (The)	20,000	2,716,400
Kellogg Company	50,000	3,221,000
Kraft Heinz Company (The)	50,000	1,795,000
Nature’s Sunshine Products, Inc.	18,000	333,000
Phibro Animal Health Corporation - Class A	25,000	510,500
USANA Health Sciences, Inc. (a)	24,000	2,428,800
		22,414,200
Household Products — 1.0%
Clorox Company (The)	5,000	871,800
Colgate-Palmolive Company	10,000	853,400
Kimberly-Clark Corporation	5,000	714,600
Nu Skin Enterprises, Inc. - Class A	25,000	1,268,750
		3,708,550
Retail - Consumer Staples — 5.9%
Big Lots, Inc.	75,000	3,378,750
Ingles Markets, Inc. - Class A	25,000	2,158,500
Kroger Company (The)	50,000	2,263,000
Natural Grocers by Vitamin Cottage, Inc.	100,000	1,425,000
Ollie’s Bargain Outlet Holdings, Inc. (a)	15,000	767,850
Rite Aid Corporation (a)	75,000	1,101,750
Sprouts Farmers Market, Inc. (a)	125,000	3,710,000
United Natural Foods, Inc. (a)	60,000	2,944,800
Walgreens Boots Alliance, Inc.	60,000	3,129,600
Weis Markets, Inc.	5,000	329,400
		21,208,650

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 102.3% (continued)	Shares	Value
Energy — 3.5%
Oil & Gas Producers — 2.1%
Antero Resources Corporation (a)	45,000	$787,500
Callon Petroleum Company (a)	15,000	708,750
Laredo Petroleum, Inc. (a)	20,000	1,202,600
Ovintiv, Inc.	50,000	1,685,000
Range Resources Corporation (a)	50,000	891,500
SM Energy Company	75,000	2,211,000
		7,486,350
Oil & Gas Services & Equipment — 0.4%
Nabors Industries Ltd. (a)	20,000	1,621,800

Renewable Energy — 1.0%
Canadian Solar, Inc. (a)	45,000	1,408,050
First Solar, Inc. (a)	1,500	130,740
JinkoSolar Holding Company Ltd. - ADR (a)	15,000	689,400
SunPower Corporation (a)	25,000	521,750
Sunworks, Inc. (a)	120,000	368,400
TPI Composites, Inc. (a)	25,000	374,000
		3,492,340
Financials — 11.9%
Asset Management — 1.5%
BrightSphere Investment Group, Inc.	50,000	1,280,000
Federated Hermes, Inc.	35,000	1,315,300
Invesco Ltd.	125,000	2,877,500
		5,472,800
Banking — 3.4%
Associated Banc-Corp	30,000	677,700
Citizens Financial Group, Inc.	15,000	708,750
Comerica, Inc.	10,000	870,000
Customers Bancorp, Inc. (a)	25,000	1,634,250
Fifth Third Bancorp	10,000	435,500
First Midwest Bancorp, Inc.	50,000	1,024,000
Hilltop Holdings, Inc.	75,000	2,635,500
Hope Bancorp, Inc.	50,000	735,500
Investors Bancorp, Inc.	90,000	1,363,500
New York Community Bancorp, Inc.	75,000	915,750
People’s United Financial, Inc.	30,000	534,600
Reliant Bancorp, Inc.	12,500	443,750
		11,978,800

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 102.3% (continued)	Shares	Value
Financials — 11.9% (continued)
Institutional Financial Services — 2.5%
Cboe Global Markets, Inc.	20,000	$2,608,000
Evercore, Inc. - Class A	25,000	3,396,250
StoneX Group, Inc. (a)	15,000	918,750
Virtu Financial, Inc. - Class A	75,000	2,162,250
		9,085,250
Insurance — 3.8%
Aflac, Inc.	45,000	2,627,550
Allstate Corporation (The)	25,000	2,941,250
Lincoln National Corporation	30,000	2,047,800
NMI Holdings, Inc. - Class A (a)	30,000	655,500
Old Republic International Corporation	75,000	1,843,500
Progressive Corporation (The)	10,000	1,026,500
Unum Group	100,000	2,457,000
		13,599,100
Specialty Finance — 0.7%
Alliance Data Systems Corporation	14,000	931,980
Ally Financial, Inc.	10,000	476,100
Navient Corporation	45,000	954,900
		2,362,980
Health Care — 17.5%
Biotech & Pharma — 10.7%
AbbVie, Inc.	5,000	677,000
Alkermes plc (a)	15,000	348,900
Amgen, Inc.	10,000	2,249,700
Amneal Pharmaceuticals, Inc. (a)	175,000	838,250
Biogen, Inc. (a)	12,500	2,999,000
Catalyst Pharmaceuticals, Inc. (a)	65,000	440,050
ChromaDex Corporation (a)	50,000	187,000
Coherus Biosciences, Inc. (a)	15,000	239,400
Corcept Therapeutics, Inc. (a)	50,000	990,000
CRISPR Therapeutics AG (a)	10,000	757,800
Editas Medicine, Inc. (a)	10,000	265,500
Exelixis, Inc. (a)	30,000	548,400
Gilead Sciences, Inc.	30,000	2,178,300
Innoviva, Inc. (a)	150,000	2,587,500
Ironwood Pharmaceuticals, Inc. (a)	75,000	874,500
Jazz Pharmaceuticals plc (a)	15,000	1,911,000
Johnson & Johnson	5,000	855,350

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 102.3% (continued)	Shares	Value
Health Care — 17.5% (continued)
Biotech & Pharma — 10.7% (continued)
Ligand Pharmaceuticals, Inc. (a)	5,000	$772,300
Merck & Company, Inc.	10,000	766,400
Neurocrine Biosciences, Inc. (a)	10,000	851,700
Organogenesis Holdings, Inc. (a)	30,000	277,200
Pacira BioSciences, Inc. (a)	5,000	300,850
Pfizer, Inc.	55,000	3,247,750
Prothena Corporation plc (a)	15,000	741,000
Regeneron Pharmaceuticals, Inc. (a)	5,000	3,157,600
Rigel Pharmaceuticals, Inc. (a)	150,000	397,500
Sage Therapeutics, Inc. (a)	25,000	1,063,500
Supernus Pharmaceuticals, Inc. (a)	100,000	2,916,000
United Therapeutics Corporation (a)	2,500	540,200
Vanda Pharmaceuticals, Inc. (a)	150,000	2,353,500
Vertex Pharmaceuticals, Inc. (a)	2,500	549,000
Viatris, Inc.	50,000	676,500
Vir Biotechnology, Inc. (a)	15,000	628,050
		38,186,700
Health Care Facilities & Services — 3.0%
Brookdale Senior Living, Inc. (a)	70,000	361,200
Cigna Corporation	6,000	1,377,780
Community Health Systems, Inc. (a)	100,000	1,331,000
CVS Health Corporation	15,000	1,547,400
Fulgent Genetics, Inc. (a)	15,000	1,508,850
Laboratory Corporation of America Holdings (a)	10,000	3,142,100
Patterson Companies, Inc.	50,000	1,467,500
		10,735,830
Health Care Providers & Services — 1.8%
HCA Healthcare, Inc.	7,500	1,926,900
Mednax, Inc. (a)	25,000	680,250
Quest Diagnostics, Inc.	20,000	3,460,200
Universal Health Services, Inc. - Class B	3,000	388,980
		6,456,330
Medical Equipment & Devices — 2.0%
10X Genomics, Inc. - Class A (a)	3,000	446,880
Co-Diagnostics, Inc. (a)	35,000	312,550
Exact Sciences Corporation (a)	7,500	583,725
Hologic, Inc. (a)	10,000	765,600

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 102.3% (continued)	Shares	Value
Health Care — 17.5% (continued)
Medical Equipment & Devices — 2.0% (continued)
Inogen, Inc. (a)	60,000	$2,040,000
Quidel Corporation (a)	6,000	809,940
Vericel Corporation (a)	6,000	235,800
Waters Corporation (a)	5,000	1,863,000
		7,057,495
Industrials — 4.0%
Commercial Support Services — 1.1%
H&R Block, Inc.	125,000	2,945,000
Pitney Bowes, Inc.	120,000	795,600
		3,740,600
Diversified Industrials — 0.2%
3M Company	5,000	888,150

Electrical Equipment — 0.8%
Atkore Group, Inc. (a)	20,000	2,223,800
Capstone Green Energy Corporation (a)	24,000	79,680
WidePoint Corporation (a)	129,000	506,970
		2,810,450
Engineering & Construction — 0.2%
Orbital Energy Group, Inc. (a)	90,000	197,100
Primoris Services Corporation	25,000	599,500
		796,600
Industrial Intermediate Products — 0.4%
Proto Labs, Inc. (a)	25,000	1,283,750

Machinery — 0.3%
Energy Recovery, Inc. (a)	25,000	537,250
Snap-on, Inc.	2,500	538,450
		1,075,700
Transportation & Logistics — 1.0%
Expeditors International of Washington, Inc.	18,000	2,417,220
FedEx Corporation	2,500	646,600
Landstar System, Inc.	2,500	447,550
		3,511,370
Materials — 5.4%
Chemicals — 1.9%
AdvanSix, Inc.	20,000	945,000

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 102.3% (continued)	Shares	Value
Materials — 5.4% (continued)
Chemicals — 1.9% (continued)
LyondellBasell Industries N.V. - Class A	20,000	$1,844,600
Mosaic Company (The)	50,000	1,964,500
Rayonier Advanced Materials, Inc. (a)	50,000	285,500
Valvoline, Inc.	50,000	1,864,500
		6,904,100
Containers & Packaging — 0.2%
Greif, Inc. - Class A	10,000	603,700

Metals & Mining — 3.3%
Agnico Eagle Mines Ltd.	25,000	1,328,500
AngloGold Ashanti Ltd. - ADR	40,000	839,200
Barrick Gold Corporation	200,000	3,800,000
Kinross Gold Corporation	100,000	581,000
Newmont Corporation	65,000	4,031,300
Royal Gold, Inc.	12,500	1,315,125
		11,895,125
Real Estate — 1.4%
Real Estate Services — 0.4%
eXp World Holdings, Inc.	15,000	505,350
Jones Lang LaSalle, Inc. (a)	2,500	673,350
		1,178,700
REITs — 1.0%
Farmland Partners, Inc.	50,000	597,500
Gladstone Land Corporation	25,000	844,000
Iron Mountain, Inc.	25,000	1,308,250
Macerich Company (The)	25,000	432,000
Tanger Factory Outlet Centers, Inc.	25,000	482,000
		3,663,750
Technology — 15.4%
Semiconductors — 1.2%
Applied Materials, Inc.	5,000	786,800
Intel Corporation	50,000	2,575,000
QUALCOMM, Inc.	5,000	914,350
		4,276,150
Software — 3.9%
Concentrix Corporation	5,000	893,100
Ebix, Inc.	75,000	2,280,000

28

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 102.3% (continued)	Shares	Value
Technology — 15.4% (continued)
Software — 3.9% (continued)
Evolent Health, Inc. - Class A (a)	24,000	$664,080
IonQ, Inc (a)	50,000	835,000
Microsoft Corporation	150	50,448
Oracle Corporation	10,000	872,100
Teradata Corporation (a)	15,000	637,050
VMware, Inc. - Class A	25,000	2,897,000
Xperi Holding Corporation	75,000	1,418,250
Ziff Davis, Inc. (a)	30,000	3,325,800
		13,872,828
Technology Hardware — 8.8%
Apple, Inc.	1,500	266,355
Aviat Networks, Inc. (a)	15,000	481,200
Cambium Networks Corporation (a)	100,000	2,563,000
Casa Systems, Inc. (a)	45,000	255,150
Cisco Systems, Inc.	30,000	1,901,100
Clearfield, Inc. (a)	20,000	1,688,400
CommScope Holding Company, Inc. (a)	50,000	552,000
Dell Technologies, Inc. - Class C (a)	50,000	2,808,500
F5, Inc. (a)	2,500	611,775
HP, Inc.	50,000	1,883,500
Identiv, Inc. (a)	5,000	140,700
Jabil, Inc.	5,000	351,750
Juniper Networks, Inc.	75,000	2,678,250
NetApp, Inc.	40,000	3,679,600
Plantronics, Inc. (a)	23,000	674,820
Ribbon Communications, Inc. (a)	340,000	2,057,000
Seagate Technology Holdings plc	20,000	2,259,600
Sonos, Inc. (a)	25,000	745,000
Turtle Beach Corporation (a)	90,000	2,003,400
Ubiquiti, Inc.	12,500	3,833,750
		31,434,850
Technology Services — 1.5%
Block, Inc. - Class A (a)	7,500	1,211,325
Cognizant Technology Solutions Corporation - Class A	15,000	1,330,800
Infosys Ltd. - ADR	75,000	1,898,250
Maximus, Inc.	15,000	1,195,050
		5,635,425

29

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 102.3% (continued)	Shares	Value
Utilities — 0.4%
Electric Utilities — 0.4%
NRG Energy, Inc.	35,000	$1,507,800

Total Common Stocks (Cost $357,949,703)		$365,808,090

EXCHANGE-TRADED FUNDS — 0.9%
iShares Gold Trust (a)	45,000	$1,566,450
SPDR Gold Shares (a)	9,000	1,538,640
Total Exchange-Traded Funds (Cost $3,142,145)		$3,105,090

WARRANTS — 0.0% (b)
Energy — 0.0% (b)
Oil & Gas Services & Equipment — 0.0% (b)
Nabors Industries Ltd., expires 06/11/2026 (a) (Cost $0)	8,000	$29,840

EXCHANGE-TRADED PUT OPTION CONTRACTS — 1.6%	Contracts	Notional Amount	Value
Russell 2000 Index Option, 01/21/2022 at $2,240	700	$157,171,910	$2,771,300
S&P 500 Index Option, 01/21/2022 at $4,800	440	209,711,920	3,137,200
Total Put Option Contracts (Cost $4,672,122)		$366,883,830	$5,908,500

Total Investments at Value — 104.8% (Cost $365,763,970)			$374,851,520

30

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

MONEY MARKET FUNDS — 26.9%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.01% (c) (Cost $96,123,568)	96,123,568	$96,123,568

Total Investments and Money Market Funds at Value — 131.7% (Cost $461,887,538)		$470,975,088

Written Call Option Contracts — (35.5%)		(126,820,300)

Other Assets in Excess of Liabilities — 3.8%		13,572,829

Net Assets — 100.0%		$357,727,617

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	The rate shown is the 7-day effective yield as of December 31, 2021.
See accompanying notes to financial statements.

31

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
December 31, 2021 (Unaudited)

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000 Index Option	700	$157,171,910	$1,500	03/18/2022	$52,084,900
S&P 500 Index Option	425	202,562,650	3,000	03/18/2022	74,735,400
Total Written Call Option Contracts (Premiums received $119,684,550)		$359,734,560			$126,820,300

See accompanying notes to financial statements.

32

Hussman Strategic Allocation Fund Schedule of Investments
December 31, 2021 (Unaudited)

COMMON STOCKS — 71.8%	Shares	Value
Communications — 6.8%
Advertising & Marketing — 0.3%
Omnicom Group, Inc.	800	$58,616

Cable & Satellite — 0.8%
Comcast Corporation - Class A	800	40,264
DISH Network Corporation – Class A (a)	1,000	32,440
Sirius XM Holdings, Inc.	13,000	82,550
		155,254
Entertainment Content — 1.8%
AMC Networks, Inc. - Class A (a)	3,200	110,208
Discovery, Inc. - Series A (a)	5,000	117,700
ViacomCBS, Inc. - Class B	4,000	120,720
		348,628
Internet Media & Services — 1.3%
Alphabet, Inc. - Class C (a)	20	57,872
Baidu, Inc. - ADR (a)	500	74,395
CarGurus, Inc. (a)	1,000	33,640
LifeMD, Inc. (a)	1,400	5,418
Pinterest, Inc. - Class A (a)	200	7,270
Shutterstock, Inc.	800	88,704
		267,299
Publishing & Broadcasting — 1.6%
Audacy, Inc. (a)	2,000	5,140
Gray Television, Inc.	6,000	120,960
Nexstar Media Group, Inc. - Class A	1,000	150,980
TEGNA, Inc.	2,000	37,120
		314,200
Telecommunications — 1.0%
AT&T, Inc.	3,000	73,800
Lumen Technologies, Inc.	3,000	37,650
Verizon Communications, Inc.	1,600	83,136
		194,586
Consumer Discretionary — 13.4%
Apparel & Textile Products — 0.1%
Carter’s, Inc.	200	20,244
Fossil Group, Inc. (a)	800	8,232
		28,476

33

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 71.8% (continued)	Shares	Value
Consumer Discretionary — 13.4% (continued)
Automotive — 0.5%
Harley-Davidson, Inc.	1,600	$60,304
Tenneco, Inc. - Class A (a)	4,000	45,200
		105,504
Consumer Services — 1.1%
Graham Holdings Company – Class B	200	125,967
Matthews International Corporation - Class A	400	14,668
Medifast, Inc.	100	20,943
Perdoceo Education Corporation (a)	1,000	11,760
Strategic Education, Inc.	200	11,568
Stride, Inc. (a)	1,000	33,330
		218,236
E-Commerce Discretionary — 0.9%
1-800-FLOWERS.COM, Inc. – Class A (a)	1,000	23,370
Amazon.com, Inc. (a)	10	33,343
eBay, Inc.	1,000	66,500
Etsy, Inc. (a)	200	43,788
		167,001
Home & Office Products — 0.9%
Hamilton Beach Brands Holding Company - Class A	2,000	28,720
iRobot Corporation (a)	1,000	65,880
Newell Brands, Inc.	1,000	21,840
Tempur Sealy International, Inc.	600	28,218
Tupperware Brands Corporation (a)	2,500	38,225
		182,883
Home Construction — 1.1%
Century Communities, Inc.	600	49,074
D.R. Horton, Inc.	400	43,380
Forestar Group, Inc. (a)	1,000	21,750
Lennar Corporation - Class A	200	23,232
LGI Homes, Inc. (a)	200	30,896
M/I Homes, Inc. (a)	800	49,744
		218,076
Leisure Facilities & Services — 0.4%
Brinker International, Inc. (a)	1,600	58,544
Domino’s Pizza, Inc.	40	22,573
		81,117

34

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 71.8% (continued)	Shares	Value
Consumer Discretionary — 13.4% (continued)
Leisure Products — 0.4%
Mattel, Inc. (a)	2,000	$43,120
Thor Industries, Inc.	300	31,131
		74,251
Retail - Discretionary — 7.8%
AutoZone, Inc. (a)	10	20,964
Bed Bath & Beyond, Inc. (a)	2,000	29,160
Big 5 Sporting Goods Corporation	1,000	19,010
Buckle, Inc. (The)	2,400	101,544
Chico’s FAS, Inc. (a)	4,000	21,520
Designer Brands, Inc. - Class A (a)	1,500	21,315
Dick’s Sporting Goods, Inc.	1,000	114,990
Duluth Holdings, Inc. - Class B (a)	4,000	60,720
Express, Inc. (a)	10,000	30,800
Foot Locker, Inc.	1,200	52,356
Gap, Inc. (The)	500	8,825
Genesco, Inc. (a)	1,600	102,672
Hibbett, Inc.	1,000	71,930
Kohl’s Corporation	2,000	98,780
Macy’s, Inc.	3,000	78,540
MarineMax, Inc. (a)	1,500	88,560
O’Reilly Automotive, Inc. (a)	50	35,311
Penske Automotive Group, Inc.	200	21,444
Qurate Retail, Inc. - Series A	4,000	30,400
Sally Beauty Holdings, Inc. (a)	6,000	110,760
Sleep Number Corporation (a)	1,400	107,240
Ulta Beauty, Inc. (a)	200	82,468
Urban Outfitters, Inc. (a)	2,000	58,720
Williams-Sonoma, Inc.	400	67,652
Zumiez, Inc. (a)	2,000	95,980
		1,531,661
Wholesale - Discretionary — 0.2%
Educational Development Corporation	2,000	17,840
Vera Bradley, Inc. (a)	3,000	25,530
		43,370

35

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 71.8% (continued)	Shares	Value
Consumer Staples — 9.8%
Beverages — 0.5%
National Beverage Corporation	1,600	$72,528
PepsiCo, Inc.	200	34,742
		107,270
Food — 4.4%
B&G Foods, Inc.	4,000	122,920
BellRing Brands, Inc. - Class A (a)	1,000	28,530
Campbell Soup Company	2,500	108,650
Fresh Del Monte Produce, Inc.	2,400	66,240
General Mills, Inc.	1,000	67,380
Herbalife Nutrition Ltd. (a)	1,000	40,930
J.M. Smucker Company (The)	800	108,656
Kellogg Company	2,000	128,840
Kraft Heinz Company (The)	2,000	71,800
Nature’s Sunshine Products, Inc.	600	11,100
Phibro Animal Health Corporation - Class A	1,000	20,420
USANA Health Sciences, Inc. (a)	800	80,960
		856,426
Household Products — 0.8%
Clorox Company (The)	200	34,872
Colgate-Palmolive Company	400	34,136
Kimberly-Clark Corporation	200	28,584
Nu Skin Enterprises, Inc. - Class A	1,000	50,750
		148,342
Retail - Consumer Staples — 4.1%
Big Lots, Inc.	2,500	112,625
Ingles Markets, Inc. - Class A	1,000	86,340
Kroger Company (The)	2,000	90,520
Natural Grocers by Vitamin Cottage, Inc.	4,000	57,000
Ollie’s Bargain Outlet Holdings, Inc. (a)	500	25,595
Rite Aid Corporation (a)	3,000	44,070
Sprouts Farmers Market, Inc. (a)	5,000	148,400
United Natural Foods, Inc. (a)	2,400	117,792
Walgreens Boots Alliance, Inc.	2,400	125,184
Weis Markets, Inc.	200	13,176
		820,702

36

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 71.8% (continued)	Shares	Value
Energy — 2.4%
Oil & Gas Producers — 1.5%
Antero Resources Corporation (a)	1,500	$26,250
Callon Petroleum Company (a)	500	23,625
Laredo Petroleum, Inc. (a)	800	48,104
Ovintiv, Inc.	2,000	67,400
Range Resources Corporation (a)	2,000	35,660
SM Energy Company	3,000	88,440
		289,479
Oil & Gas Services & Equipment — 0.3%
Nabors Industries Ltd. (a)	600	48,654

Renewable Energy — 0.6%
Canadian Solar, Inc. (a)	1,500	46,935
First Solar, Inc. (a)	50	4,358
JinkoSolar Holding Company Ltd. - ADR (a)	600	27,576
SunPower Corporation (a)	1,000	20,870
Sunworks, Inc. (a)	4,000	12,280
TPI Composites, Inc. (a)	1,000	14,960
		126,979
Financials — 8.2%
Asset Management — 1.1%
BrightSphere Investment Group, Inc.	2,000	51,200
Federated Hermes, Inc.	1,400	52,612
Invesco Ltd.	5,000	115,100
		218,912
Banking — 2.3%
Associated Banc-Corp	1,000	22,590
Citizens Financial Group, Inc.	500	23,625
Comerica, Inc.	400	34,800
Customers Bancorp, Inc. (a)	1,000	65,370
Fifth Third Bancorp	400	17,420
First Midwest Bancorp, Inc.	2,000	40,960
Hilltop Holdings, Inc.	3,000	105,420
Hope Bancorp, Inc.	2,000	29,420
Investors Bancorp, Inc.	3,000	45,450
New York Community Bancorp, Inc.	3,000	36,630
People’s United Financial, Inc.	1,000	17,820
Reliant Bancorp, Inc.	500	17,750
		457,255

37

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 71.8% (continued)	Shares	Value
Financials — 8.2% (continued)
Institutional Financial Services — 1.8%
Cboe Global Markets, Inc.	800	$104,320
Evercore, Inc. - Class A	1,000	135,850
StoneX Group, Inc. (a)	600	36,750
Virtu Financial, Inc. - Class A	3,000	86,490
		363,410
Insurance — 2.6%
Aflac, Inc.	1,500	87,585
Allstate Corporation (The)	1,000	117,650
Lincoln National Corporation	1,000	68,260
NMI Holdings, Inc. - Class A (a)	1,000	21,850
Old Republic International Corporation	3,000	73,740
Progressive Corporation (The)	400	41,060
Unum Group	4,000	98,280
		508,425
Specialty Finance — 0.4%
Alliance Data Systems Corporation	400	26,628
Ally Financial, Inc.	400	19,044
Navient Corporation	1,500	31,830
		77,502
Health Care — 12.3%
Biotech & Pharma — 7.7%
AbbVie, Inc.	200	27,080
Alkermes plc (a)	500	11,630
Amgen, Inc.	400	89,988
Amneal Pharmaceuticals, Inc. (a)	5,000	23,950
Biogen, Inc. (a)	500	119,960
Catalyst Pharmaceuticals, Inc. (a)	3,000	20,310
ChromaDex Corporation (a)	2,000	7,480
Coherus Biosciences, Inc. (a)	600	9,576
Corcept Therapeutics, Inc. (a)	2,000	39,600
CRISPR Therapeutics AG (a)	400	30,312
Editas Medicine, Inc. (a)	400	10,620
Exelixis, Inc. (a)	1,000	18,280
Gilead Sciences, Inc.	1,200	87,132
Innoviva, Inc. (a)	6,000	103,500
Ironwood Pharmaceuticals, Inc. (a)	3,000	34,980

38

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 71.8% (continued)	Shares	Value
Health Care — 12.3% (continued)
Biotech & Pharma — 7.7% (continued)
Jazz Pharmaceuticals plc (a)	600	$76,440
Johnson & Johnson	200	34,214
Ligand Pharmaceuticals, Inc. (a)	200	30,892
Merck & Company, Inc.	400	30,656
Neurocrine Biosciences, Inc. (a)	400	34,068
Organogenesis Holdings, Inc. (a)	1,000	9,240
Pacira BioSciences, Inc. (a)	200	12,034
Pfizer, Inc.	2,200	129,910
Prothena Corporation plc (a)	600	29,640
Regeneron Pharmaceuticals, Inc. (a)	200	126,304
Rigel Pharmaceuticals, Inc. (a)	6,000	15,900
Sage Therapeutics, Inc. (a)	1,000	42,540
Supernus Pharmaceuticals, Inc. (a)	4,000	116,640
United Therapeutics Corporation (a)	100	21,608
Vanda Pharmaceuticals, Inc. (a)	6,000	94,140
Vertex Pharmaceuticals, Inc. (a)	100	21,960
Viatris, Inc.	2,000	27,060
Vir Biotechnology, Inc. (a)	600	25,122
		1,512,766
Health Care Facilities & Services — 2.0%
Brookdale Senior Living, Inc. (a)	2,000	10,320
Cigna Corporation	200	45,926
Community Health Systems, Inc. (a)	2,800	37,268
CVS Health Corporation	600	61,896
Fulgent Genetics, Inc. (a)	500	50,295
Laboratory Corporation of America Holdings (a)	400	125,684
Patterson Companies, Inc.	2,000	58,700
		390,089
Health Care Providers & Services — 1.3%
HCA Healthcare, Inc.	300	77,076
Mednax, Inc. (a)	1,000	27,210
Quest Diagnostics, Inc.	800	138,408
Universal Health Services, Inc. - Class B	100	12,966
		255,660
Medical Equipment & Devices — 1.3%
10X Genomics, Inc. - Class A (a)	100	14,896
Co-Diagnostics, Inc. (a)	1,000	8,930

39

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 71.8% (continued)	Shares	Value
Health Care — 12.3% (continued)
Medical Equipment & Devices — 1.3% (continued)
Exact Sciences Corporation (a)	300	$23,349
Hologic, Inc. (a)	400	30,624
Inogen, Inc. (a)	2,400	81,600
Quidel Corporation (a)	200	26,998
Vericel Corporation (a)	200	7,860
Waters Corporation (a)	200	74,520
		268,777
Industrials — 2.7%
Commercial Support Services — 0.7%
H&R Block, Inc.	5,000	117,800
Pitney Bowes, Inc.	4,000	26,520
		144,320
Diversified Industrials — 0.2%
3M Company	200	35,526

Electrical Equipment — 0.5%
Atkore Group, Inc. (a)	800	88,952
WidePoint Corporation (a)	1,000	3,930
		92,882
Engineering & Construction — 0.2%
Orbital Energy Group, Inc. (a)	3,000	6,570
Primoris Services Corporation	1,000	23,980
		30,550
Industrial Intermediate Products — 0.3%
Proto Labs, Inc. (a)	1,000	51,350

Machinery — 0.2%
Energy Recovery, Inc. (a)	1,000	21,490
Snap-on, Inc.	100	21,538
		43,028
Transportation & Logistics — 0.6%
Expeditors International of Washington, Inc.	600	80,574
FedEx Corporation	100	25,864
Landstar System, Inc.	100	17,902
		124,340

40

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 71.8% (continued)	Shares	Value
Materials — 3.9%
Chemicals — 1.4%
AdvanSix, Inc.	800	$37,800
LyondellBasell Industries N.V. - Class A	800	73,784
Mosaic Company (The)	2,000	78,580
Rayonier Advanced Materials, Inc. (a)	1,500	8,565
Valvoline, Inc.	2,000	74,580
		273,309
Containers & Packaging — 0.1%
Greif, Inc. - Class A	400	24,148

Metals & Mining — 2.4%
Agnico Eagle Mines Ltd.	1,000	53,140
AngloGold Ashanti Ltd. - ADR	1,500	31,470
Barrick Gold Corporation	8,000	152,000
Kinross Gold Corporation	4,000	23,240
Newmont Corporation	2,600	161,252
Royal Gold, Inc.	500	52,605
		473,707
Real Estate — 1.0%
Real Estate Services — 0.2%
eXp World Holdings, Inc.	600	20,214
Jones Lang LaSalle, Inc. (a)	100	26,934
		47,148
REITs — 0.8%
Farmland Partners, Inc.	2,000	23,900
Gladstone Land Corporation	1,000	33,760
Iron Mountain, Inc.	1,000	52,330
Macerich Company (The)	1,000	17,280
Tanger Factory Outlet Centers, Inc.	1,000	19,280
		146,550
Technology — 11.1%
Semiconductors — 0.9%
Applied Materials, Inc.	200	31,472
Intel Corporation	2,000	103,000
QUALCOMM, Inc.	200	36,574
		171,046
Software — 2.8%
Concentrix Corporation	200	35,724

41

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 71.8% (continued)	Shares	Value
Technology — 11.1% (continued)
Software — 2.8% (continued)
Ebix, Inc.	3,000	$91,200
Evolent Health, Inc. - Class A (a)	800	22,136
IonQ, Inc (a)	2,000	33,400
Microsoft Corporation	5	1,682
Oracle Corporation	400	34,884
Teradata Corporation (a)	600	25,482
VMware, Inc. - Class A	1,000	115,880
Xperi Holding Corporation	3,000	56,730
Ziff Davis, Inc. (a)	1,200	133,032
		550,150
Technology Hardware — 6.3%
Apple, Inc.	50	8,879
Aviat Networks, Inc. (a)	500	16,040
Cambium Networks Corporation (a)	4,000	102,520
Casa Systems, Inc. (a)	1,800	10,206
Cisco Systems, Inc.	1,200	76,044
Clearfield, Inc. (a)	800	67,536
CommScope Holding Company, Inc. (a)	2,000	22,080
Dell Technologies, Inc. - Class C (a)	2,000	112,340
F5, Inc. (a)	100	24,471
HP, Inc.	2,000	75,340
Identiv, Inc. (a)	200	5,628
Jabil, Inc.	200	14,070
Juniper Networks, Inc.	3,000	107,130
NetApp, Inc.	1,600	147,184
Plantronics, Inc. (a)	600	17,604
Ribbon Communications, Inc. (a)	13,600	82,280
Seagate Technology Holdings plc	800	90,384
Sonos, Inc. (a)	1,000	29,800
Turtle Beach Corporation (a)	3,600	80,136
Ubiquiti, Inc.	500	153,349
		1,243,021
Technology Services — 1.1%
Block, Inc. - Class A (a)	300	48,453
Cognizant Technology Solutions Corporation - Class A	600	53,232
Infosys Ltd. - ADR	3,000	75,930
Maximus, Inc.	600	47,802
		225,417

42

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 71.8% (continued)	Shares	Value
Utilities — 0.2%
Electric Utilities — 0.2%
NRG Energy, Inc.	1,000	$43,080

Total Common Stocks (Cost $13,897,745)		$14,159,378

EXCHANGE-TRADED FUNDS — 0.5%
iShares Gold Trust (a)	1,500	$52,215
SPDR Gold Shares (a)	300	51,288
Total Exchange-Traded Funds (Cost $104,738)		$103,503

U.S. TREASURY OBLIGATIONS — 12.8%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 3.0%
0.125%, due 01/15/2031	$531,115	$594,901

U.S. Treasury Notes — 9.8%
0.125%, due 07/31/2022	500,000	499,648
0.625%, due 08/15/2030	500,000	466,797
0.875%, due 11/15/2030	500,000	475,898
1.125%, due 02/15/2031	500,000	485,801
		1,928,144

Total U.S. Treasury Obligations (Cost $2,540,207)		$2,523,045

WARRANTS — 0.0% (b)	Shares	Value
Energy — 0.0% (b)
Oil & Gas Services & Equipment — 0.0% (b)
Nabors Industries Ltd., expires 06/11/2026 (a) (Cost $0)	240	$895

43

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

EXCHANGE-TRADED PUT OPTION CONTRACTS — 0.2%	Contracts	Notional Amount	Value
Russell 2000 Index Option, 03/18/2022 at $1,600	25	$5,613,283	$14,700
S&P 500 Index Option, 03/18/2022 at $3,600	15	7,149,270	17,775
Total Put Option Contracts (Cost $109,490)		$12,762,553	$32,475

Total Investments at Value — 85.3% (Cost $16,652,180)			$16,819,296

MONEY MARKET FUNDS — 29.8%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.01% (c) (Cost $5,889,810)	5,889,810	$5,889,810

Total Investments and Money Market Funds at Value — 115.1% (Cost $22,541,990)		$22,709,106

Written Call Option Contracts — (17.0%)		(3,362,500)

Other Assets in Excess of Liabilities — 1.9%		378,867

Net Assets — 100.0%		$19,725,473

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	The rate shown is the 7-day effective yield as of December 31, 2021.
See accompanying notes to financial statements.

44

Hussman Strategic Allocation Fund Schedule of Open Written Option Contracts
December 31, 2021 (Unaudited)

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000 Index Option	25	$5,613,283	$1,600	03/18/2022	$1,614,250
S&P 500 Index Option	15	7,149,270	3,600	03/18/2022	1,748,250
Total Written Call Option Contracts (Premiums received $3,140,073)		$12,762,553			$3,362,500

See accompanying notes to financial statements.

45

Hussman Strategic Total Return Fund Schedule of Investments
December 31, 2021 (Unaudited)

COMMON STOCKS — 21.8%	Shares	Value
Energy — 3.7%
Oil & Gas Producers — 2.6%
Cheniere Energy Partners, L.P.	20,000	$844,800
DT Midstream, Inc.	500	23,990
Laredo Petroleum, Inc. (a)	15,000	901,950
MDU Resources Group, Inc.	35,000	1,079,400
NuStar Energy, L.P.	31,000	492,280
ONEOK, Inc.	985	57,879
PBF Energy, Inc. - Class A (a)	35,000	453,950
Range Resources Corporation (a)	50,000	891,500
SM Energy Company	50,000	1,474,000
Valero Energy Corporation	10,000	751,100
Williams Companies, Inc. (The)	1,293	33,670
		7,004,519
Oil & Gas Services & Equipment — 1.1%
Halliburton Company	35,000	800,450
Helmerich & Payne, Inc.	25,000	592,500
Nabors Industries Ltd. (a)	20,000	1,621,800
		3,014,750
Materials — 13.8%
Metals & Mining — 13.8%
Agnico Eagle Mines Ltd.	60,000	3,188,400
Alamos Gold, Inc. - Class A	75,000	576,750
AngloGold Ashanti Ltd. - ADR	100,000	2,098,000
B2Gold Corporation	150,000	589,500
Barrick Gold Corporation	450,000	8,550,000
Coeur Mining, Inc. (a)	100,000	504,000
Compania de Minas Buenaventura S.A.A. - ADR (a)	50,000	366,000
Kinross Gold Corporation	250,000	1,452,500
Newmont Corporation	175,000	10,853,500
Novagold Resources, Inc. (a)	50,000	343,000
Pan American Silver Corporation	50,000	1,248,500
Royal Gold, Inc.	25,000	2,630,250
Wheaton Precious Metals Corporation	105,000	4,507,650
Yamana Gold, Inc.	125,000	527,500
		37,435,550
Real Estate — 1.2%
REITs — 1.2%
Farmland Partners, Inc.	50,000	597,500

46

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 21.8% (continued)	Shares	Value
Real Estate — 1.2% (continued)
REITs — 1.2% (continued)
Gladstone Land Corporation	25,000	$844,000
Iron Mountain, Inc.	20,000	1,046,600
Macerich Company (The)	20,000	345,600
Tanger Factory Outlet Centers, Inc.	20,000	385,600
		3,219,300
Utilities — 3.1%
Electric & Gas Marketing & Trading — 0.1%
Via Renewables, Inc.	20,000	228,600

Electric Utilities — 2.6%
AES Corporation (The)	10,000	243,000
ALLETE, Inc.	3,000	199,050
Ameren Corporation	100	8,901
American Electric Power Company, Inc.	500	44,485
Avangrid, Inc.	2,000	99,760
Avista Corporation	10,000	424,900
Black Hills Corporation	5,000	352,850
Consolidated Edison, Inc.	10,000	853,200
Dominion Energy, Inc.	1,000	78,560
DTE Energy Company	1,000	119,540
Duke Energy Corporation	2,000	209,800
Edison International	2,000	136,500
Entergy Corporation	2,000	225,300
Exelon Corporation	10,000	577,600
FirstEnergy Corporation	10,000	415,900
Hawaiian Electric Industries, Inc.	5,000	207,500
NorthWestern Corporation	5,000	285,800
NRG Energy, Inc.	25,000	1,077,000
Otter Tail Corporation	2,000	142,840
Pinnacle West Capital Corporation	2,000	141,180
Portland General Electric Company	5,000	264,600
PPL Corporation	10,000	300,600
Public Service Enterprise Group, Inc.	2,000	133,460
Southern Company (The)	5,000	342,900
		6,885,226
Gas & Water Utilities — 0.4%
Global Water Resources, Inc.	1,000	17,100

47

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 21.8% (continued)	Shares	Value
Utilities — 3.1% (continued)
Gas & Water Utilities — 0.4% (continued)
UGI Corporation	25,000	$1,147,750
		1,164,850

Total Common Stocks (Cost $56,863,447)		$58,952,795

EXCHANGE-TRADED FUNDS — 5.0%
Invesco CurrencyShares British Pound Sterling Trust (a)	20,000	$2,601,780
Invesco CurrencyShares Euro Currency Trust (a)	20,000	2,115,200
Invesco CurrencyShares Japanese Yen Trust (a)	1,000	81,490
Invesco CurrencyShares Swiss Franc Trust (a)	5,000	493,850
iShares Gold Trust (a)	120,000	4,177,200
SPDR Gold Shares (a)	24,000	4,103,040
Total Exchange-Traded Funds (Cost $12,782,089)		$13,572,560

U.S. TREASURY OBLIGATIONS — 70.6%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 14.9%
2.5%, due 01/15/2029	$12,879,200	$16,479,921
0.125%, due 01/15/2030	10,747,500	11,942,692
0.125%, due 01/15/2031	10,622,300	11,908,779
		40,331,392
U.S. Treasury Notes — 55.7%
1.75%, due 06/15/2022	10,000,000	10,072,491
1.5%, due 08/15/2022	25,000,000	25,193,158
2%, due 05/31/2024	25,000,000	25,694,336
1.375%, due 01/31/2025	15,000,000	15,177,539
2.125%, due 05/31/2026	10,000,000	10,393,750
1.5%, due 08/15/2026	25,000,000	25,301,758
2.25%, due 11/15/2027	10,000,000	10,509,375
0.625%, due 08/15/2030	10,000,000	9,338,281
0.875%, due 11/15/2030	10,000,000	9,520,313
1.125%, due 02/15/2031	10,000,000	9,718,359
		150,919,360

Total U.S. Treasury Obligations (Cost $183,779,717)		$191,250,752

48

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

WARRANTS — 0.0% (b)	Shares	Value
Energy – 0.0% (b)
Oil & Gas Services & Equipment — 0.0% (b)
Nabors Industries Ltd., expires 06/11/2026(a) (Cost $0)	8,000	$29,840

Total Investments at Value — 97.4% (Cost $253,425,253)		$263,805,947

MONEY MARKET FUNDS — 2.4%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.01% (c) (Cost $6,534,291)	6,534,291	$6,534,291

Total Investments and Money Market Funds at Value — 99.8% (Cost $259,959,544)		$270,340,238

Other Assets in Excess of Liabilities — 0.2%		577,260

Net Assets — 100.0%		$270,917,498

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	The rate shown is the 7-day effective yield as of December 31, 2021.
See accompanying notes to financial statements.

49

Hussman Strategic International Fund Schedule of Investments
December 31, 2021 (Unaudited)

COMMON STOCKS — 90.4%	Shares	Value
Australia — 5.7%
Accent Group Ltd.	52,000	$92,652
Computershare Ltd.	10,000	145,378
Harvey Norman Holdings Ltd.	24,000	86,150
IPH Ltd.	10,000	63,767
JB Hi-Fi Ltd.	2,800	98,330
Sandfire Resources Ltd.	10,000	47,980
SG Fleet Group Ltd.	32,000	58,039
SmartGroup Corporation Ltd.	10,000	56,337
Strabag SE	2,500	103,902
Virtus Health Ltd.	12,000	59,702
		812,237
Austria — 1.3%
ams AG (a)	4,000	72,295
Semperit AG Holding	1,500	50,023
Telekom Austria AG (a)	7,000	60,710
		183,028
Belgium — 4.1%
Bekaert S.A.	1,000	44,448
bpost S.A. (a)	10,000	87,259
Colruyt S.A.	2,000	84,841
Econocom Group S.A./N.V.	28,000	116,967
Ontex Group N.V. (a)	5,000	39,892
Proximus S.A.	3,000	58,573
Telenet Group Holding N.V.	2,600	94,858
Van de Velde N.V.	1,500	58,765
		585,603
Bermuda — 0.2%
BW LPG Ltd.	5,000	28,254

Canada — 11.4%
B2Gold Corporation	10,000	39,382
BRP, Inc.	500	43,811
Canada Goose Holdings, Inc. (a)	1,800	66,732
Canadian Western Bank	4,000	114,825
CI Financial Corporation	5,500	114,999
Cogeco Communications, Inc.	800	63,726
Dollarama, Inc.	3,000	150,198
Eldorado Gold Corporation (a)	4,000	37,516

50

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 90.4% (continued)	Shares	Value
Canada — 11.4% (continued)
Great-West Lifeco, Inc.	4,300	$129,082
iA Financial Corporation, Inc.	2,500	143,097
IGM Financial, Inc.	3,500	126,268
Kinross Gold Corporation	4,000	23,218
Manulife Financial Corporation	5,500	104,865
North West Company, Inc. (The)	2,500	67,693
Spin Master Corporation (a)	3,000	113,734
Sun Life Financial, Inc.	1,500	83,521
Tourmaline Oil Corporation	3,000	96,890
Transcontinental, Inc. - Class A	6,000	96,368
		1,615,925
France — 8.4%
ALD S.A.	6,500	95,614
Carrefour S.A.	4,000	73,313
Electricite de France S.A.	7,000	82,306
Eutelsat Communications S.A.	8,000	97,609
IPSOS	2,300	107,710
Manitou BF S.A.	2,000	62,713
Mercialys S.A.	10,600	103,426
Metropole Television S.A.	6,500	127,157
Publicis Groupe S.A.	1,500	101,032
Sanofi	700	70,221
Television Francaise 1 S.A.	10,000	99,336
Vilmorin & Cie S.A.	1,800	109,811
Vivendi S.A.	5,000	67,615
		1,197,863
Germany — 5.5%
Bayerische Motoren Werke AG	1,000	100,014
Daimler AG	1,200	91,659
Daimler Truck Holding AG (a)	600	22,051
Evonik Industries AG	2,000	64,592
Fresenius Medical Care AG & Company KGaA	2,000	129,619
Fresenius SE & Company KGaA	2,000	80,364
Hornbach Holding AG & Company KGaA	750	112,602
ProSiebenSat.1 Media SE	7,500	119,111
Volkswagon AG	200	58,450
		778,462
Israel — 0.6%
Plus500 Ltd.	5,000	92,146

51

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 90.4% (continued)	Shares	Value
Italy — 1.9%
A2A SpA	50,000	$97,403
ACEA SpA	750	16,020
Azimut Holdings SpA	3,000	83,845
Moncler SpA	1,000	72,248
		269,516
Japan — 25.5%
Asahi Company Ltd.	7,000	88,105
Belluna Company Ltd.	11,500	70,762
BeNext-Yumeshin Group Company	3,000	44,172
Canon, Inc.	4,700	114,583
Change, Inc. (a)	1,600	26,321
Daito Trust Construction Company Ltd.	500	57,327
Daiwabo Holdings Company Ltd.	6,000	95,903
Enigmo, Inc.	10,500	69,751
Erex Company Ltd.	3,000	53,284
Feed One Company Ltd.	3,000	18,273
Happinet Corporation	6,300	82,176
Honda Motor Company Ltd.	2,000	56,868
IBJ, Inc.	9,000	70,895
JAFCO Group Company Ltd.	1,600	91,997
Japan Post Insurance Company Ltd.	2,800	44,953
Kaga Electronics Company Ltd.	4,000	113,626
KDDI Corporation	2,500	73,067
Kintetsu World Express, Inc.	2,400	62,243
Kohnan Shoji Company Ltd.	4,100	120,579
Komeri Company Ltd.	4,500	100,105
Konica Minolta, Inc.	20,000	91,207
KYB Corporation	1,800	50,474
Mitsui-Soko Holdings Company Ltd.	2,000	43,199
Mizuho Leasing Company Ltd.	1,800	49,889
Nintendo Company Ltd.	250	116,896
Nissha Company Ltd.	4,500	65,348
Nisso Corporation	6,000	47,125
Organo Corporation	1,000	75,126
Panasonic Corporation	9,000	98,877
Pharma Foods International Company Ltd.	2,000	36,773
Pressance Corporation	6,000	109,278
RAIZNEXT Corporation	5,000	50,843

52

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 90.4% (continued)	Shares	Value
Japan — 25.5% (continued)
Rakuten Group, Inc.	5,000	$50,137
Rengo Company Ltd.	6,500	49,140
RS Technologies Company Ltd.	1,000	59,149
Shimamura Company Ltd.	700	58,710
Sugi Holdings Company Ltd.	1,000	60,552
Sumitomo Chemical Company Ltd.	10,000	47,131
Sumitomo Rubber Industries Ltd.	4,000	40,777
Sundrug Company Ltd.	4,000	104,513
T&D Holdings, Inc.	4,000	51,073
Taiko Pharmaceutical Company Ltd.	3,100	22,189
Takasago International Corporation	4,000	100,477
Takeda Pharmaceutical Company Ltd.	2,500	68,231
TerraSky Company Ltd. (a)	1,800	27,473
Tomoku Company Ltd.	3,000	46,606
Towa Pharmaceutical Company Ltd.	4,000	99,636
Toyo Construction Company Ltd.	10,000	50,506
Toyota Motor Corporation	2,000	36,944
Transcosmos, Inc.	2,000	57,000
Wacom Company Ltd.	20,000	159,036
World Holdings Company Ltd.	2,500	56,343
Z Holdings Corporation	16,000	92,266
		3,627,914
Luxembourg — 1.4%
RTL Group S.A.	2,450	129,817
Solutions 30 SE (a)	8,000	64,603
		194,420
Netherlands — 1.5%
ASR Nederland N.V.	1,300	59,852
Koninklijke Ahold Delhaize N.V.	1,500	51,460
NN Group N.V.	2,000	108,130
		219,442
New Zealand — 0.3%
Kathmandu Holdings Ltd.	40,000	41,591

Norway — 0.7%
Europris ASA	12,000	95,784

Portugal — 0.4%
Semapa-Sociedade de Investimento e Gestao	4,000	53,212

53

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 90.4% (continued)	Shares	Value
Russian Federation — 0.2%
Polymetal International plc	2,000	$35,582

Spain — 3.9%
Atresmedia Corporacion de Medios de Comunicacion S.A.	23,000	87,634
Compania de Distribucion Integral Holdings S.A.	2,500	49,875
Enagas S.A.	1,000	23,225
Indra Sistemas S.A. (a)	5,000	53,995
Mediaset Espana Comunicacion S.A. (a)	24,000	112,651
Neinor Homes S.A. (a)	8,000	95,971
Pharma Mar S.A.	1,000	64,798
Prosegur Cia de Seguridad S.A.	25,000	65,556
		553,705
Sweden — 4.0%
Clas Ohlson AB - B Shares	10,000	151,530
Hennes & Mauritz AB - B Shares	6,000	117,607
Hexpol AB	5,000	66,792
Karo Pharma AB (a)	10,000	66,329
Lundin Energy AB	1,500	53,617
Mekonomen AB (a)	6,500	112,620
		568,495
Switzerland — 2.9%
DKSH Holding AG	1,200	98,791
Logitech International S.A.	500	41,893
Roche Holdings AG	150	62,154
Swatch Group AG (The)	1,400	81,755
Swisscom AG	125	70,431
UBS Group AG	3,000	53,783
		408,807
United Kingdom — 10.5%
Airtel Africa plc	35,000	62,996
Aviva plc	19,000	105,813
B & M European Value Retail S.A.	8,500	73,149
BAE Systems plc	7,000	52,153
BT Group plc	30,000	68,952
Centamin plc	30,000	36,290
Domino’s Pizza Group plc	20,000	124,453

54

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

COMMON STOCKS — 90.4% (continued)	Shares	Value
United Kingdom — 10.5% (continued)
FDM Group Holdings plc	3,000	$51,733
GlaxoSmithKline plc	7,000	152,271
Halfords Group plc	25,000	116,773
Hikma Pharmaceuticals plc	2,000	60,008
IG Group Holdings plc	11,000	121,476
Jupiter Fund Management plc	8,000	27,715
Just Group plc (a)	50,000	56,552
Luceco plc	15,000	70,693
Rio Tinto plc	700	46,120
Royal Mail plc	16,000	109,600
Softcat plc	5,000	121,979
SThree plc	5,000	31,374
		1,490,100

Total Common Stocks (Cost $12,274,834)		$12,852,086

PREFERRED STOCKS — 0.7%
Germany — 0.7%
Draegerwerk AG & Company KGaA (Cost $126,812)	1,600	$100,215

PUT OPTION CONTRACTS — 0.3%	Contracts	Notional Amount	Value
S&P 500 Index Option, 01/21/2022 at $4,700 (Cost $46,899)	8	$3,812,944	$39,920

Total Investments at Value — 91.4% (Cost $12,448,545)			$12,992,221

55

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

MONEY MARKET FUNDS — 2.5%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.01% (b) (Cost $350,418)	350,418	$350,418

Total Investments and Money Market Funds at Value — 93.9% (Cost $12,798,963)		$13,342,639

Other Assets in Excess of Liabilities — 6.1%		863,951

Net Assets — 100.0%		$14,206,590

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2021.
See accompanying notes to financial statements.

56

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

Common and Preferred Stocks by Sector/Industry	% of Net Assets
Communications — 13.1%
Advertising & Marketing	2.2%
Cable & Satellite	1.1%
Entertainment Content	0.5%
Internet Media & Services	1.1%
Publishing & Broadcasting	4.7%
Telecommunications	3.5%
Consumer Discretionary — 19.5%
Apparel & Textile Products	1.7%
Automotive	3.9%
Home Construction	0.8%
Leisure Facilities & Services	0.9%
Leisure Products	1.1%
Retail - Discretionary	7.6%
Wholesale - Discretionary	3.5%
Consumer Staples — 7.2%
Food	0.1%
Household Products	0.3%
Retail - Consumer Staples	6.8%
Energy — 1.1%
Oil & Gas Producers	1.1%
Financials — 13.8%
Asset Management	3.6%
Banking	0.8%
Institutional Financial Services	1.9%
Insurance	5.5%
Specialty Finance	2.0%
Health Care — 7.9%
Biotech & Pharma	4.9%
Health Care Facilities & Services	1.9%
Medical Equipment & Devices	1.1%
Industrials — 10.6%
Aerospace & Defense	0.4%
Commercial Support Services	3.7%
Electrical Equipment	0.5%
Engineering & Construction	1.4%
Industrial Intermediate Products	0.8%
Machinery	1.0%

57

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2021 (Unaudited)

Common and Preferred Stocks by Sector/Industry (continued)	% of Net Assets
Industrials — 10.6% (continued)
Transportation & Logistics	2.7%
Transportation Equipment	0.1%
Materials — 5.2%
Chemicals	2.2%
Containers & Packaging	0.7%
Forestry, Paper & Wood Products	0.4%
Metals & Mining	1.9%
Real Estate — 1.8%
Real Estate Owners & Developers	0.7%
Real Estate Services	0.4%
REITs	0.7%
Technology — 9.0%
Semiconductors	0.5%
Software	0.6%
Technology Hardware	5.6%
Technology Services	2.3%
Utilities — 1.9%
Electric Utilities	1.7%
Gas & Water Utilities	0.2%
91.1%

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
December 31, 2021 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation*
FUTURES
Mini MSCI EAFE Index Future	75	03/18/2022	$8,760,263	$(142,685)

*

Includes cumulative appreciation (depreciation) of futures contracts from the date that contracts were opened through December 31, 2021. Only current day variation margin is reported on the Statements of Assets and Liabilities.

See accompanying notes to financial statements.

58

Hussman Investment Trust Statements of Assets and Liabilities
December 31, 2021 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund
ASSETS
Investments in securities:
At cost	$365,763,970	$16,652,180
At value (Note 1)	$374,851,520	$16,819,296
Investments in money market funds	96,123,568	5,889,810
Cash	6,671,435	—
Receivable for capital shares sold	959,002	300
Receivable for investments securities sold	8,982,507	497,219
Dividends and interest receivable	254,959	14,661
Tax reclaims receivable	8,509	—
Other assets	96,256	34,074
Total Assets	487,947,756	23,255,360

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $119,684,550 and $3,140,073)	126,820,300	3,362,500
Distributions payable	183,356	661
Payable for capital shares redeemed	774,299	3,895
Payable for investment securities purchased	2,040,122	132,105
Accrued investment advisory fees (Note 3)	309,142	2,776
Payable to administrator (Note 3)	37,000	6,640
Other accrued expenses	55,920	21,310
Total Liabilities	130,220,139	3,529,887
CONTINGENCIES AND COMMITMENTS (NOTES 8 & 9)	—	—
NET ASSETS	$357,727,617	$19,725,473

Net assets consist of:
Paid-in capital	$1,259,958,952	$19,185,863
Accumulated earnings (deficit)	(902,231,335)	539,610
NET ASSETS	$357,727,617	$19,725,473

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	58,643,875	1,817,861

Net asset value, offering price and redemption price per share (a) (Note 1)	$6.10	$10.85

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

59

Hussman Investment Trust Statements of Assets and Liabilities (continued)
December 31, 2021 (Unaudited)

	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
ASSETS
Investments in securities:
At cost	$253,425,253	$12,448,545
At value (Note 1)	$263,805,947	$12,992,221
Investments in money market funds	6,534,291	350,418
Margin deposits for futures contracts (Note 1)	—	699,387
Variation margin receivable (Notes 1 and 4)	—	766
Receivable for capital shares sold	95,505	457
Receivable for investments securities sold	—	121,352
Receivable from Adviser (Note 3)	—	2,890
Dividends and interest receivable	752,395	20,049
Tax reclaims receivable	—	34,966
Other assets	118,674	39,966
Total Assets	271,306,812	14,262,472

LIABILITIES
Distributions payable	64,978	—
Payable for capital shares redeemed	153,342	—
Accrued investment advisory fees (Note 3)	110,269	—
Payable to administrator (Note 3)	29,600	7,060
Other accrued expenses	31,125	48,822
Total Liabilities	389,314	55,882
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—
NET ASSETS	$270,917,498	$14,206,590

Net assets consist of:
Paid-in capital	$305,952,671	$29,719,963
Accumulated deficit	(35,035,173)	(15,513,373)
NET ASSETS	$270,917,498	$14,206,590

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	18,449,586	1,741,208

Net asset value, offering price and redemption price per share (a) (Note 1)	$14.68	$8.16

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

60

Hussman Investment Trust Statements of Operations
For the Six Months Ended December 31, 2021 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund
INVESTMENT INCOME
Dividends	$3,680,436	$131,801
Foreign withholding taxes on dividends	(12,737)	(530)
Interest	—	27,528
Total Investment Income	3,667,699	158,799

EXPENSES
Investment advisory fees (Note 3)	1,730,501	75,099
Administration fees (Note 3)	134,512	12,000
Transfer agent, account maintenance and shareholder services fees (Note 3)	124,083	9,875
Trustees’ fees (Note 3)	34,875	34,875
Legal fees	28,200	25,056
Fund accounting fees (Note 3)	34,216	16,004
Custodian and bank service fees	26,595	6,637
Registration and filing fees	19,619	13,448
Insurance expense	26,881	1,094
Postage and supplies	22,259	5,039
Audit and tax services fees	9,500	9,000
Compliance service fees (Note 3)	10,492	2,972
Printing of shareholder reports	2,370	2,430
Pricing fees	2,623	1,866
Other expenses	3,146	2,976
Total Expenses	2,209,872	218,371
Less fee waivers and Fund expenses absorbed by the Adviser (Note 3)	(189)	(93,210)
Net Expenses	2,209,683	125,161

NET INVESTMENT INCOME	1,458,016	33,638

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investments	18,838,602	938,967
Written option contracts (Note 4)	(23,909,359)	(631,767)
Net change in unrealized appreciation (depreciation) on:
Investments	(39,909,584)	(1,272,181)
Written option contracts (Note 4)	4,438,385	92,880

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	(40,541,956)	(872,101)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(39,083,940)	$(838,463)

See accompanying notes to financial statements.

61

Hussman Investment Trust Statements of Operations (continued)
For the Six Months Ended December 31, 2021 (Unaudited)

	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
INVESTMENT INCOME
Dividend income	$735,022	$182,642
Foreign withholding taxes on dividends	(24,848)	(26,858)
Interest	2,611,533	—
Total Investment Income	3,321,707	155,784

EXPENSES
Investment advisory fees (Note 3)	719,897	70,755
Administration fees (Note 3)	100,694	12,000
Transfer agent, account maintenance and shareholder services fees (Note 3)	75,532	17,569
Trustees’ fees (Note 3)	34,875	34,875
Legal fees	25,056	25,056
Fund accounting fees (Note 3)	29,413	18,747
Registration and filing fees	21,820	17,016
Insurance expense	24,237	1,271
Custodian and bank service fees	9,744	10,695
Audit and tax services fees	8,750	10,750
Postage and supplies	13,959	5,399
Compliance service fees (Note 3)	12,911	2,792
Pricing fees	1,339	13,613
Printing of shareholder reports	2,190	2,370
Other expenses	2,774	2,573
Total Expenses	1,083,191	245,481
Less fee waivers and Fund expenses absorbed by the Adviser (Note 3)	(4,273)	(96,601)
Net Expenses	1,078,918	148,880

NET INVESTMENT INCOME	2,242,789	6,904

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	(288,058)	467,633
Futures contracts (Note 4)	—	211,080
Foreign currency transactions	—	(12,319)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,512,678)	(1,016,080)
Futures contracts (Note 4)	—	(346,781)
Foreign currency translation	—	(1,209)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	(1,800,736)	(697,676)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$442,053	$(690,772)

See accompanying notes to financial statements.

62

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
FROM OPERATIONS
Net investment income	$1,458,016	$304,368
Net realized gains (losses) from:
Investments	18,838,602	117,642,861
Written option contracts	(23,909,359)	(156,098,054)
Net change in unrealized appreciation (depreciation) on:
Investments	(39,909,584)	52,375,934
Written option contracts	4,438,385	20,470,053
Net increase (decrease) in net assets resulting from operations	(39,083,940)	34,695,162

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(1,512,449)	(509,834)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	54,180,755	136,243,478
Net asset value of shares issued in reinvestment of distributions to shareholders	1,329,093	468,051
Proceeds from redemption fees collected (Note 1)	25,717	70,280
Payments for shares redeemed	(70,109,541)	(66,843,256)
Net increase (decrease) in net assets from capital share transactions	(14,573,976)	69,938,553

TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,170,365)	104,123,881

NET ASSETS
Beginning of period	412,897,982	308,774,101
End of period	$357,727,617	$412,897,982

CAPITAL SHARE ACTIVITY
Shares sold	8,519,762	20,962,383
Shares reinvested	217,884	76,230
Shares redeemed	(11,069,159)	(10,551,320)
Net increase (decrease) in shares outstanding	(2,331,513)	10,487,293
Shares outstanding at beginning of period	60,975,388	50,488,095
Shares outstanding at end of period	58,643,875	60,975,388

See accompanying notes to financial statements.

63

Hussman Strategic Allocation Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
FROM OPERATIONS
Net investment income (loss)	$33,638	$(13,662)
Net realized gains (losses) from:
Investments	938,967	3,476,564
Written option contracts	(631,767)	(2,721,432)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,272,181)	1,423,231
Written option contracts	92,880	129,180
Net increase (decrease) in net assets resulting from operations	(838,463)	2,293,881

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(650,202)	(510,051)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,156,821	10,618,759
Net asset value of shares issued in reinvestment of distributions to shareholders	635,957	479,658
Proceeds from redemption fees collected (Note 1)	1,173	760
Payments for shares redeemed	(1,461,055)	(1,094,824)
Net increase in net assets from capital share transactions	1,332,896	10,004,353

TOTAL INCREASE (DECREASE) IN NET ASSETS	(155,769)	11,788,183

NET ASSETS
Beginning of period	19,881,242	8,093,059
End of period	$19,725,473	$19,881,242

CAPITAL SHARE ACTIVITY
Shares sold	188,940	966,742
Shares reinvested	58,459	46,068
Shares redeemed	(129,227)	(96,956)
Net increase in shares outstanding	118,172	915,854
Shares outstanding at beginning of period	1,699,689	783,835
Shares outstanding at end of period	1,817,861	1,699,689

See accompanying notes to financial statements.

64

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
FROM OPERATIONS
Net investment income	$2,242,789	$2,924,298
Net realized gains (losses) from investments	(288,058)	10,710,580
Net change in unrealized appreciation (depreciation) on investments	(1,512,678)	(5,771,682)
Net increase in net assets resulting from operations	442,053	7,863,196

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(1,957,938)	(2,788,362)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,616,859	96,123,075
Net asset value of shares issued in reinvestment of distributions to shareholders	1,799,604	2,595,158
Proceeds from redemption fees collected (Note 1)	6,208	40,060
Payments for shares redeemed	(57,528,174)	(77,423,428)
Net increase (decrease) in net assets from capital share transactions	(44,105,503)	21,334,865

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,621,388)	26,409,699

NET ASSETS
Beginning of period	316,538,886	290,129,187
End of period	$270,917,498	$316,538,886

CAPITAL SHARE ACTIVITY
Shares sold	792,227	6,542,852
Shares reinvested	123,481	177,553
Shares redeemed	(3,913,509)	(5,286,536)
Net increase (decrease) in shares outstanding	(2,997,801)	1,433,869
Shares outstanding at beginning of period	21,447,387	20,013,518
Shares outstanding at end of period	18,449,586	21,447,387

See accompanying notes to financial statements.

65

Hussman Strategic International Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
FROM OPERATIONS
Net investment income (loss)	$6,904	$(12,251)
Net realized gains (losses) from:
Investments	467,633	2,299,590
Futures contracts	211,080	(2,588,080)
Foreign currency transactions	(12,319)	1,805
Net change in unrealized appreciation (depreciation) on:
Investments	(1,016,080)	516,468
Futures contracts	(346,781)	271,031
Foreign currency translation	(1,209)	1,867
Net increase (decrease) in net assets resulting from operations	(690,772)	490,430

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	—	(193,735)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	766,052	766,652
Net asset value of shares issued in reinvestment of distributions to shareholders	—	190,507
Proceeds from redemption fees collected (Note 1)	8	96
Payments for shares redeemed	(739,031)	(1,378,182)
Net increase (decrease) in net assets from capital share transactions	27,029	(420,927)

TOTAL DECREASE IN NET ASSETS	(663,743)	(124,232)

NET ASSETS
Beginning of period	14,870,333	14,994,565
End of period	$14,206,590	$14,870,333

CAPITAL SHARE ACTIVITY
Shares sold	90,672	89,670
Shares reinvested	—	22,152
Shares redeemed	(88,578)	(162,147)
Net increase (decrease) in shares outstanding	2,094	(50,325)
Shares outstanding at beginning of period	1,739,114	1,789,439
Shares outstanding at end of period	1,741,208	1,739,114

See accompanying notes to financial statements.

66

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net asset value at beginning of period	$6.77		$6.12	$5.87	$6.46	$6.68	$7.93

Income (loss) from investment operations:
Net investment income	0.03		0.01	0.06	0.10	0.06	0.02
Net realized and unrealized gains (losses) on investments and written option contracts	(0.67)		0.65	0.29	(0.61)	(0.25)	(1.25)
Total from investment operations	(0.64)		0.66	0.35	(0.51)	(0.19)	(1.23)

Less distributions from:
Net investment income	(0.03)		(0.01)	(0.10)	(0.08)	(0.03)	(0.02)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$6.10		$6.77	$6.12	$5.87	$6.46	$6.68

Total return (b)	(9.51	%)(c)	10.80%	6.17%	(8.05%)	(2.81%)	(15.53%)

Net assets at end of period (000’s)	$357,727		$412,898	$308,774	$293,906	$324,003	$375,467

Ratio of total expenses to average net assets	1.15	%(d)	1.19%	1.26%	1.24%	1.23%	1.19%

Ratio of net expenses to average net assets (e)	1.15	%(d)	1.15%	1.15%	1.14%	1.13%	1.12%

Ratio of net investment income to average net assets (e)	0.76	%(d)	0.09%	0.87%	1.66%	0.82%	0.19%

Portfolio turnover rate	61	%(c)	198%	167%	124%	142%	209%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

67

Hussman Strategic Allocation Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021	Period Ended June 30, 2020 (a)
Net asset value at beginning of period	$11.70		$10.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02		(0.02)	0.03
Net realized and unrealized gains (losses) on investments and written option contracts	(0.50)		1.98	0.29
Total from investment operations	(0.48)		1.96	0.32

Less distributions from:
Net investment income	(0.02)		(0.01)	(0.00	)(b)
Net realized gains	(0.35)		(0.57)	—
Total distributions	(0.37)		(0.58)	(0.00	)(b)

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00 (b)	0.00	(b)

Net asset value at end of period	$10.85		$11.70	$10.32

Total return (c)	(4.15	%)(d)	19.70%	3.23	%(d)

Net assets at end of period (000’s)	$19,725		$19,881	$8,093

Ratio of total expenses to average net assets	2.18	%(e)	2.87%	4.67	%(e)

Ratio of net expenses to average net assets (f)	1.25	%(e)	1.25%	1.25	%(e)

Ratio of net investment income (loss) to average net assets (f)	0.34	%(e)	(0.11%)	0.34	%(e)

Portfolio turnover rate	58	%(d)	163%	94	%(d)

(a)	Represents the period from the commencement of operations (August 27, 2019) through June 30, 2020.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser (Note 3).
See accompanying notes to financial statements.

68

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net asset value at beginning of period	$14.76		$14.50	$12.83	$11.86	$11.98	$12.44

Income (loss) from investment operations:
Net investment income	0.12		0.14	0.13	0.19	0.10	0.02
Net realized and unrealized gains (losses) on investments and foreign currency contracts	(0.10)		0.25	1.66	0.95	(0.12)	(0.46)
Total from investment operations	0.02		0.39	1.79	1.14	(0.02)	(0.44)

Less distributions from:
Net investment income	(0.10)		(0.13)	(0.12)	(0.17)	(0.10)	(0.02)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$14.68		$14.76	$14.50	$12.83	$11.86	$11.98

Total return (b)	0.17	%(c)	2.70%	14.00%	9.72%	(0.18%)	(3.50%)

Net assets at end of period (000’s)	$270,917		$316,539	$290,129	$221,235	$274,602	$372,502

Ratio of total expenses to average net assets	0.76	%(d)	0.75%	0.81%	0.81%	0.77%	0.75%

Ratio of net expenses to average net assets (e)	0.75	%(d)	0.75%	0.75%	0.74%	0.73%	0.72%

Ratio of net investment income to average net assets (e)	1.57	%(d)	0.93%	0.87%	1.36%	0.76%	0.12%

Portfolio turnover rate	10	%(c)	38%	88%	61%	63%	341%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

69

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net asset value at beginning of period	$8.55		$8.38		$8.35	$8.87	$8.80	$9.19

Income (loss) from investment operations:
Net investment income (loss)	0.00	(a)	(0.00	)(a)	0.04	0.06	0.02	0.01
Net realized and unrealized gains (losses) on investments, futures contracts and foreign currencies	(0.39)		0.28		0.05	(0.57)	0.10	(0.40)
Total from investment operations	(0.39)		0.28		0.09	(0.51)	0.12	(0.39)

Less distributions from:
Net investment income	—		(0.11)		(0.06)	(0.01)	(0.05)	—

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$8.16		$8.55		$8.38	$8.35	$8.87	$8.80

Total return (b)	(4.56	%)(c)	3.38%		1.08%	(5.79%)	1.34%	(4.24%)

Net assets at end of period (000’s)	$14,207		$14,870		$14,995	$21,934	$26,973	$30,494

Ratio of total expenses to average net assets	3.30	%(d)	3.54%		3.43%	2.72%	2.42%	2.26%

Ratio of net expenses to average net assets (e)	2.00	%(d)	2.00%		2.00%	2.00%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets (e)	0.09	%(d)	(0.08%)		0.06%	0.61%	0.18%	0.25%

Portfolio turnover rate	28	%(c)	88%		115%	58%	61%	102%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser (Note 3).
See accompanying notes to financial statements.

70

Hussman Investment Trust Notes to Financial Statements
December 31, 2021 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Allocation Fund’s investment objective is to provide total return through a combination of income and capital appreciation.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there

71

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of a Fund’s net asset value (“NAV”). As a result, the prices of foreign securities used to calculate a Fund’s NAV may differ from quoted or published prices for these securities. Values of foreign securities denominated in or expected to settle in a foreign currency are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of NAV. As of December 31, 2021, all options held by Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean between their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean between their bid and ask prices.

Fixed income securities traded over-the-counter and not traded or dealt in upon any securities exchange, but for which market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security represents fair value.

Investments in shares of other open-end investment companies, other than shares of exchange-traded funds, are valued at their NAVs per share as reported by such companies.

72

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Methods used to determine fair value may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect fair value. U.S. Treasury obligations held by Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International

73

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service, as described below.

The Trust uses an independent pricing service to determine the fair value of portfolio securities traded on a foreign securities exchange when the value of such securities may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of this procedure depends on market and other events and thus cannot be predicted. However, the procedure may be utilized to a significant extent by Hussman Strategic International Fund.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s NAV. Because of the inherent uncertainty in determining fair value and the various factors considered in making such determinations, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold. To the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair value determinations will be used more frequently for this Fund than for the other Funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

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The following is a summary of each Fund’s investments and other financial instruments and the inputs used to value the investments and other financial instruments as of December 31, 2021 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$365,808,090	$—	$—	$365,808,090
Exchange-Traded Funds	3,105,090	—	—	3,105,090
Warrants	29,840	—	—	29,840
Exchange-Traded Put Option Contracts	—	5,908,500	—	5,908,500
Money Market Funds	96,123,568	—	—	96,123,568
Total Investments in Securities and Money Market Funds	$465,066,588	$5,908,500	$—	$470,975,088

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(126,820,300)	$—	$(126,820,300)
Total Other Financial Instruments	$—	$(126,820,300)	$—	$(126,820,300)

Hussman Strategic Allocation Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$14,159,378	$—	$—	$14,159,378
Exchange-Traded Funds	103,503	—	—	103,503
U.S. Treasury Obligations	—	2,523,045	—	2,523,045
Warrants	895	—	—	895
Exchange-Traded Put Option Contracts	—	32,475	—	32,475
Money Market Funds	5,889,810	—	—	5,889,810
Total Investments in Securities and Money Market Funds	$20,153,586	$2,555,520	$—	$22,709,106

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(3,362,500)	$—	$(3,362,500)
Total Other Financial Instruments	$—	$(3,362,500)	$—	$(3,362,500)

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Hussman Investment Trust Notes to Financial Statements (continued)
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Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$58,952,795	$—	$—	$58,952,795
Exchange-Traded Funds	13,572,560	—	—	13,572,560
U.S. Treasury Obligations	—	191,250,752	—	191,250,752
Warrants	29,840	—	—	29,840
Money Market Funds	6,534,291	—	—	6,534,291
Total Investments in Securities and Money Market Funds	$79,089,486	$191,250,752	$—	$270,340,238

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$2,488,954	$10,363,132	$—	$12,852,086
Preferred Stocks	—	100,215	—	100,215
Exchange-Traded Put Option Contracts	—	39,920	—	39,920
Money Market Funds	350,418	—	—	350,418
Total Investments in Securities and Money Market Funds	$2,839,372	$10,503,267	$—	$13,342,639

Other Financial Instruments:
Futures Contracts Sold Short*	$(142,685)	$—	$—	$(142,685)
Total Other Financial Instruments	$(142,685)	$—	$—	$(142,685)

*	Includes cumulative appreciation (depreciation) of futures contracts as of December 31, 2021.

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and sector and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above.

The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2021.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may purchase and write call and put options on broad-based stock indices and also

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Hussman Investment Trust Notes to Financial Statements (continued)
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may purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to manage their exposures to foreign currencies. Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio resulting from rising interest rates. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on the U.S. dollar value of its investments or changes in the prices at which it effects transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contracts to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. If an index option written by a Fund expires unexercised on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by a Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. To secure the obligation of a Fund to settle index options it has written, common stocks owned by the Fund are held in escrow by the Fund’s custodian bank (or by a securities depository acting for the custodian bank) for the benefit of the Options Clearing Corporation (the “OCC”). Stocks are released from escrow by the OCC (thus, enabling the Fund to sell the stocks) only when options expire unexercised or when the Fund enters into a closing purchase transaction.

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Hussman Investment Trust Notes to Financial Statements (continued)
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When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund to or from the separate account each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If general market movements are not as expected, the Fund may not achieve the anticipated benefits from the use of futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m., Eastern time, on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the U.S. dollar value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The NAV per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. NAV per share of a

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Hussman Investment Trust Notes to Financial Statements (continued)
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Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share next computed after receipt of an order to purchase or to redeem shares. However, a redemption fee of 1.5%, payable to the applicable Fund, generally will apply to shares that are redeemed 60 days or less from the date of purchase. During the periods ended December 31, 2021 and June 30, 2021, proceeds from redemption fees, recorded in capital, totaled: $25,717 and $70,280, respectively, for Hussman Strategic Growth Fund; $1,173 and $760, respectively, for Hussman Strategic Allocation Fund; $6,208 and $40,060, respectively, for Hussman Strategic Total Return Fund; and $8 and $96, respectively, for Hussman Strategic International Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the value of the security received. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund. Dividends are recorded on the ex-dividend date. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on options and futures transactions, losses deferred due to wash sales and the treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the periods ended December 31, 2021 and June 30, 2021 was ordinary income. Hussman Strategic International Fund did not pay any distributions to shareholders during the six months ended December 31, 2021.

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, a Fund generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings (deficit) as of December 31, 2021 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Net unrealized appreciation	$6,499,938	$223,458	$8,651,731	$550,655
Accumulated ordinary income (loss)	320,827	29,531	268,801	(9,301)
Accumulated capital and other losses	(912,038,655)	—	(43,960,197)	(16,395,396)
Other gains	3,169,911	287,282	69,470	340,669
Other temporary differences	(183,356)	(661)	(64,978)	—
Accumulated earnings (deficit)	$(902,231,335)	$539,610	$(35,035,173)	$(15,513,373)

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

The following information is based upon the federal income tax cost of investment securities as of December 31, 2021:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Cost of investments and money market funds	$331,665,911	$16,478,203	$261,688,507	$12,805,942
Gross unrealized appreciation	$37,199,674	$1,245,567	$14,604,853	$1,418,191
Gross unrealized depreciation	(30,699,736)	(1,022,109)	(5,953,122)	(867,536)
Net unrealized appreciation	$6,499,938	$223,458	$8,651,731	$550,655

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, derivatives and adjustments to basis for publicly traded partnerships and grantor trusts.

As of June 30, 2021, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Short-term loss carryforwards	$569,173,135	$38,549,269	$15,478,664
Long-term loss carryforwards	342,865,520	5,410,928	916,732
Total	$912,038,655	$43,960,197	$16,395,396

These capital loss carryforwards, which do not expire, may be utilized by the Funds in the current and future years to offset their net realized capital gains, if any, prior to distributing such gains to shareholders.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for the current and all open tax years (generally, tax returns that have been filed within the past three years) and all major jurisdictions and has

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense (including interest and penalties) was recorded in the current year and no adjustments were made to prior periods.

2. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2021, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Purchases of investment securities	$237,984,033	$9,632,959	$7,993,682	$3,701,898
Proceeds from sales and maturities of investment securities	$276,583,771	$8,506,072	$26,080,459	$3,779,386

During the six months ended December 31, 2021, cost of purchases and proceeds from sales and maturities of long-term U.S. government securities were as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Purchases of investment securities	$—	$1,000,000	$37,937,500	$—
Proceeds from sales and maturities of investment securities	$—	$18,315	$1,181,000	$—

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Allocation Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.75% of the first $2 billion of the Fund’s average daily net assets; 0.70% of

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December 31, 2021 (Unaudited)

the next $3 billion of such assets; and 0.65% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.95% of the first $2 billion of the Fund’s average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion.

The Adviser has contractually agreed that, until November 1, 2022, it will waive its advisory fees and/or absorb operating expenses of each Fund to the extent necessary so that operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (excluding fees and expenses incurred on investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) do not exceed annually an amount equal to 1.15%, 1.25%, 0.75%, and 2.00%, respectively, of such Fund’s average daily net assets. During the six months ended December 31, 2021, the Adviser waived advisory fees in the amount of $189, $75,099, $4,273 and $70,755 with respect to Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, respectively. Additionally, during the six months ended December 31, 2021, the Adviser absorbed operating expenses of $18,111 and $25,846 with respect to Hussman Strategic Allocation Fund and Hussman Strategic International Fund, respectively.

Pursuant to the Expense Limitation Agreements governing these arrangements, each Fund is obligated to reimburse the Adviser the amount of advisory fees previously waived and expenses previously absorbed by the Adviser for a period of three years from the date such fees or expenses were waived or absorbed, but only if such reimbursement does not cause the Fund’s operating expenses (after the reimbursement is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. The Expense Limitation Agreements may not be terminated by the Adviser without the approval of the Board of Trustees. As of December 31, 2021, the amount of fee waivers and expense reimbursements available for possible recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

Strategic Total Return Fund and Hussman Strategic International Fund is $522,057, $510,858, $221,129 and $671,273, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2022	June 30, 2023	June 30, 2024	December 31, 2024
Hussman Strategic Growth Fund	$87,802	$308,062	$126,004	$189
Hussman Strategic Allocation Fund	$—	$207,969	$209,679	$93,210
Hussman Strategic Total Return Fund	$84,047	$132,809	$—	$4,273
Hussman Strategic International Fund	$103,185	$243,317	$228,170	$96,601

The Adviser may agree to continue after November 1, 2022 the current arrangement to limit the Funds’ expenses or to implement a similar arrangement, but it is not obligated to do so.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for these services in accordance with various servicing agreements. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in providing services to the Funds, including, but not limited to, postage, supplies and costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During the six months ended December 31, 2021, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund paid $84,507, $875, $53,053 and $8,569, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust or an affiliated person of the Adviser or Ultimus

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

(an “Independent Trustee”) receives from the Trust: an annual retainer of $50,000, payable quarterly; a fee of $7,000 for attendance at each regular quarterly meeting of the Board of Trustees other than the annual meeting of the Board, for which each Independent Trustee receives an attendance fee of $12,000; a fee of $4,000 for attendance at each special meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board of Trustees that is not held on the same day as a Board of Trustees meeting; and a fee of $1,500 for participation in each informal monthly telephone conference call of the Board of Trustees. In addition, the Independent Trustees are reimbursed for travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

Principal Holder of Fund Shares

As of December 31, 2021, an officer of the Adviser owned of record 42.2% of the outstanding shares of Hussman Strategic Allocation Fund and an affiliate of the Adviser owned of record 27.6% of the outstanding shares of Hussman Strategic International Fund. A shareholder owning of record or beneficially 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund are as follows:

Hussman Strategic Growth Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Six Months Ended December 31, 2021*
Index put options purchased	Equity	Investments in securities at value	$5,908,500	$—	$383,723,179
Index call options purchased	Equity	Investments in securities at value	—	—	34,252,500
Index call options written	Equity	Written call options, at value	—	(126,820,300)	(169,966,225)

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

Hussman Strategic Allocation Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Six Months Ended December 31, 2021*
Index put options purchased	Equity	Investments in securities at value	$32,475	$—	$12,249,633
Index call options written	Equity	Written call options, at value	—	(3,362,500)	(12,249,633)

Hussman Strategic International Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Six Months Ended December 31, 2021*
Index put options purchased	Equity	Investments in securities at value	$39,920	$—	$4,143,718
Futures contracts sold short**	Equity	Accumulated deficit	—	(142,685)	(8,659,319)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the period.
**

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2021. Only current variation margin is reported on the Statements of Assets and Liabilities.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund during the six months ended December 31, 2021 are recorded in the following locations on the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Risk	Location	Realized Gain (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(17,427,592)	Net change in unrealized appreciation (depreciation) on investments	$1,981,625
Index call options purchased	Equity	Net realized gains (losses) from investments	698,942	Net change in unrealized appreciation (depreciation) on investments	—
Index call options written	Equity	Net realized gains (losses) from written option contracts	(23,909,359)	Net change in unrealized appreciation (depreciation) on written option contracts	4,438,385

Hussman Strategic Allocation Fund

Type of Derivative	Risk	Location	Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(131,160)	Net change in unrealized appreciation (depreciation) on investments	$(35,060)
Index call options written	Equity	Net realized gains (losses) from written option contracts	(631,767)	Net change in unrealized appreciation (depreciation) on written option contracts	92,880

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

Hussman Strategic International Fund

Type of Derivative	Risk	Location	Realized Gain (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(312,594)	Net change in unrealized appreciation (depreciation) on investments	$8,145
Futures contracts sold short	Equity	Net realized gains (losses) from futures contracts	211,080	Net change in unrealized appreciation (depreciation) on futures contracts	(346,781)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the six months ended December 31, 2021.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

The offsetting of financial liabilities and derivative liabilities as of December 31, 2021 are as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written call options at market value	$(126,820,300)	$—	$(126,820,300)	$—	$(126,820,300)
Total subject to a master netting or similar arrangement	$(126,820,300)	$—	$(126,820,300)	$—	$(126,820,300)

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a securities depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

Hussman Strategic Allocation Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written call options at market value	$(3,362,500)	$—	$(3,362,500)	$—	$(3,362,500)
Total subject to a master netting or similar arrangement	$(3,362,500)	$—	$(3,362,500)	$—	$(3,362,500)

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a securities depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Variation margin receivable - futures contracts	$766	$—	$766	$—	$766
Total subject to a master netting or similar arrangement	$766	$—	$766	$—	$766

*	Amounts in cash collateral pledged in the table above are limited to the net amounts of liabilities presented on the Statements of Assets and Liabilities.

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of money market funds. As of December 31, 2021, Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund had 26.9% and 29.8%, respectively, of the value of their net assets invested in shares of a money market fund registered under the 1940 Act. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Funds, as investors in money market funds, indirectly bear the fees and expenses of those funds, which are in addition to the fees and expenses of the Funds.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of December 31, 2021, Hussman Strategic Growth Fund and Hussman Strategic International Fund had 19.3% and 19.5%, respectively, of the value of their net assets invested in stocks within the Consumer Discretionary sector.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair a foreign issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk associated with investment in such debt. The values of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about

91

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

As of December 31, 2021, Hussman Strategic International Fund had 28.2% of the value of its common stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade and natural disasters. These factors, as well as other adverse political developments, increases in government debt and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japanese companies.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions generally. Foreign currency hedging transactions may be used to reduce the risk that the U.S. dollar value of the Fund’s holdings of securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates or to protect against adverse changes in the prices of securities that the Fund is purchasing or selling prior to settlement of those transactions. All foreign currency exchange contracts are marked-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts are included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Hussman Strategic International Fund, as previously noted, may also purchase foreign currency options to manage foreign currency exposures.

As of and during the six months ended December 31, 2021, Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit with its custodian bank in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit with its custodian bank in the amount of $2,000,000. Any borrowings under these arrangements bear interest at the Prime Rate. During the six months ended December 31, 2021, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund did not borrow under their respective lines of credit. Hussman Strategic Allocation Fund and Hussman Strategic International Fund currently do not have bank lines of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, Hussman Strategic Growth Fund and Hussman Strategic Advisors (the “Hussman Entities”) were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern

93

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

District of Ohio in 2011. Hussman Strategic Growth Fund and Hussman Strategic Advisors were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund and Hussman Strategic Advisors may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions filed by the individual creditors (the “Individual Creditor Actions”), but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust (the “Litigation Trustee Action”), was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing the Individual Creditor Actions in full. The plaintiffs in those actions appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including each of the Hussman Entities, cross-appealed. The Second Circuit heard oral argument on November 5, 2014 and issued a unanimous decision affirming the District Court’s decision on March 29, 2016. A petition of the individual creditors for rehearing or rehearing en banc was denied by the Second Circuit on July 22, 2016. The individual creditors filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016, seeking Supreme Court review of the Second Circuit decision.

On April 10, 2018, the plaintiffs in the Individual Creditor Actions filed a motion requesting that the Second Circuit recall its mandate, vacate its prior decision, and remand the actions to the District Court for further proceedings in light of the Supreme Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., No. 16-784 (U.S.) (“Merit Management”). The Second Circuit issued an order recalling the mandate “in anticipation of further panel review,” but on December 19, 2019 reaffirmed its prior decision. On February 6, 2020, Second Circuit denied a petition of the individual creditor plaintiffs for rehearing or rehearing en banc by the Second Circuit, and on July 6, 2020, the plaintiffs filed a new petition for a writ of certiorari in the Supreme Court. The Supreme Court denied the individual creditor plaintiffs’ new petition for a writ of certiorari in April 2021, and, as a result, the Second Circuit’s decision to dismiss the Individual Creditor Actions will stand.

94

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint in the Litigation Trustee Action that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. A global motion to dismiss this action was filed on behalf of all shareholder defendants on May 23, 2014 and the District Court issued an opinion and order granting the motion to dismiss on January 6, 2017. The Litigation Trustee noticed an appeal from the District Court’s decision on July 15, 2019.

On July 18, 2017, the Litigation Trustee requested a pre-motion conference in the District Court on a proposed motion to amend his complaint in the Litigation Trustee Action to add a claim for constructive fraudulent conveyance against the shareholder defendants based on the Supreme Court’s decision in Merit Management. Although the District Court denied the Litigation Trustee’s motion to amend its complaint on August 24, 2017, that denial was without prejudice and the Litigation Trustee renewed the motion to amend on March 8, 2018, based on the Supreme Court’s decision in Merit Management. The District Court denied the Litigation Trustee’s renewed motion to amend on April 23, 2019, and the Litigation Trustee noticed an appeal from the District Court’s decision on July 15, 2019. That appeal was consolidated with the Litigation Trustee’s appeal of the District Court’s dismissal of the actual fraudulent transfer claims. On August 20, 2021, the Second Circuit affirmed the District Court’s decisions in both appeals. The Litigation Trustee filed a motion for rehearing or rehearing en banc in the Second Circuit on September 3, 2021, which the Second Circuit denied on October 11, 2021. The Litigation Trustee subsequently filed a petition for a writ of certiorari in the Supreme Court on January 5, 2022. On February 22, 2022, the Supreme Court denied the Litigation Trustee’s petition for a writ of certiorari. As a result, all pending litigation against the Hussman Entities arising from Tribune’s leveraged buyout has been resolved.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2021 (Unaudited)

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

96

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2021 – December 31, 2021).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended December 31, 2021, annualized, after fee waivers and expense reimbursements. Actual expenses of the Funds in future periods may differ. The calculations assume no

97

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$ 1,000.00	$ 904.90	1.15%	$ 5.52
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
Hussman Strategic Allocation Fund
Based on Actual Fund Return	$ 1,000.00	$ 958.50	1.25%	$ 6.17
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,001.70	0.75%	$ 3.78
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.42	0.75%	$ 3.82
Hussman Strategic International Fund
Based on Actual Fund Return	$ 1,000.00	$ 954.40	2.00%	$ 9.85
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,015.12	2.00%	$ 10.16

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

98

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at www.sec.gov.

Each Fund files a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to each Fund’s Form N-PORT. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at www.sec.gov.

99

Privacy Notice
FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

100

Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Hussman Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Hussman Funds collect my personal information?

We collect your personal information, for example, when you

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Hussman Strategic Advisors, Inc., the investment manager to the Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Hussman Funds do not jointly market.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
342 N. Water Street
Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
901 Fifteenth Street, NW
Suite 800
Washington, DC 20005

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Hussman-SAR-21

(b)	Not applicable

Item 2. Code of Ethics.

Not required

Item 3. Audit Committee Financial Expert.

Not required

Item 4. Principal Accountant Fees and Services.

Not required

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Not applicable [schedule filed under Item 1]
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant's independent public accountant: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	February 25, 2022

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	February 25, 2022

* Print the name and title of each signing officer under his or her signature.